UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2011

Date of reporting period:	10/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

International stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Director of the Prudential International Equity Fund (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Director of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential International Equity Fund

Prudential International Equity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.64%; Class B, 2.34%; Class C, 2.34%; Class F, 2.09%; Class L, 1.84%; Class M, 2.34%; Class X, 2.34%; Class Z, 1.34%. Net operating expenses: Class A, 1.64%; Class B, 2.34%; Class C, 2.34%; Class F, 2.09%; Class L, 1.84%; Class M, 2.34%; Class X, 2.34%; Class Z, 1.34%.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.61%	–23.19%	52.42%	—
Class B	–6.27	–25.83	41.53	—
Class C	–6.27	–25.83	41.54	—
Class F	–6.05	N/A	N/A	–28.57% (12/18/06)
Class L	–5.62	N/A	N/A	–28.15 (3/19/07)
Class M	–6.27	N/A	N/A	–29.92 (3/19/07)
Class X	–6.27	N/A	N/A	–29.92 (3/19/07)
Class Z	–5.30	–22.23	55.69	—
MSCI EAFE ND Index	–4.08	–11.50	74.62	—
Lipper Average	–5.53	–12.63	63.13	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–15.65%	–7.35%	3.12%	—
Class B	–15.76	–7.14	2.94	—
Class C	–12.25	–6.97	2.95	—
Class F	–15.55	N/A	N/A	–8.84% (12/18/06)
Class L	–16.17	N/A	N/A	–10.21 (3/19/07)
Class M	–16.63	N/A	N/A	–9.86 (3/19/07)
Class X	–16.63	N/A	N/A	–10.05 (3/19/07)
Class Z	–10.57	–6.09	3.94	—
MSCI EAFE ND Index	–9.36	–3.46	5.03	—
Lipper Average	–10.77	–3.92	4.15	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–10.80%	–6.21%	3.72%	—
Class B	–10.90	–5.97	3.53	—
Class C	–7.19	–5.80	3.54	—
Class F	–10.68	N/A	N/A	–6.85% (12/18/06)
Class L	–11.05	N/A	N/A	–8.09 (3/19/07)
Class M	–11.82	N/A	N/A	–7.77 (3/19/07)
Class X	–11.82	N/A	N/A	–7.96 (3/19/07)
Class Z	–5.30	–4.90	4.53	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.61%	–5.14%	4.30%	—
Class B	–6.27	–5.80	3.53	—
Class C	–6.27	–5.80	3.54	—
Class F	–6.05	N/A	N/A	–6.67% (12/18/06)
Class L	–5.62	N/A	N/A	–6.90 (3/19/07)
Class M	–6.27	N/A	N/A	–7.40 (3/19/07)
Class X	–6.27	N/A	N/A	–7.40 (3/19/07)
Class Z	–5.30	–4.90	4.53	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Equity Fund (Class A shares) with a similar investment in the MSCI EAFE ND Index by portraying the initial account values at the beginning of the

Prudential International Equity Fund	3

Your Fund’s Performance (continued)

10-year period for Class A shares (October 31, 2001) and the account values at the end of the current fiscal year (October 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 29, 2012, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class B and Class F shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and 12b-1 fees of 1% and 0.75%, respectively, annually. Approximately seven years after purchase, Class B and Class F will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares declines by 1% annually to 2% in the fifth and sixth year after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares declines by 1% annually to 4% in the third and fourth year after purchase, 3% in the fifth year after purchase, 2% in the sixth and seventh year after purchase, 1% in the eighth year after purchase and 0% in the ninth and tenth year after purchase. Class M and Class X shares convert to Class A shares on a monthly basis approximately eight years and ten years, respectively, after purchase. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East ND Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 10/31/11 are –16.68% for Class F, and –19.94% for Class L, Class M, and Class X. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 9/30/11 are –5.62% for Class F, and –6.75% for Class L, Class M, and Class X.

Lipper International Large-Cap Core Funds Average

The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P Developed ex-U.S. Broad Market Index (BMI). Large-Cap Core funds typically have an average price-to-cash-flow ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P Developed ex-U.S. BMI. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/11 are –17.83% for Class F, and –20.60% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/11 are –6.07% for Class F, and –7.11% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/11
Total SA, Oil, Gas & Consumable Fuels	1.7%
Novartis AG, Pharmaceuticals	1.6
Sanofi, Pharmaceuticals	1.4
Vodafone Group PLC, Wireless Telecommunication Services	1.4
Roche Holding AG, Pharmaceuticals	1.4

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/11
Commercial Banks	11.2%
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	7.8
Metals & Mining	6.9
Insurance	4.9

Industry weightings are subject to change.

Prudential International Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential International Equity Fund’s Class A shares declined 5.61% for the 12-month reporting period ended October 31, 2011, underperforming the 4.08% decline of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index). The Class A shares were in line with the 5.53% decline of the Lipper International Large-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the MSCI EAFE ND Index by actively managing the Fund via a quantitative process that evaluates more than 1,000 stocks. Investing in shares of both slowly and rapidly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the MSCI EAFE ND Index.

When selecting stocks of slowly growing companies, QMA emphasizes attractive valuations and invests more heavily in shares that are priced cheaply relative to their firms’ earnings prospects and book values. When selecting stocks of more rapidly growing companies, QMA places a heavier emphasis on “news” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news.

As part of its strategy, the Fund seeks to remain fully invested. In order to accomplish this and to efficiently manage the Fund, QMA utilizes futures contracts based on equity market indexes to provide liquidity for the Fund. The futures contracts are used to equitize cash that has accrued, enabling the Fund to efficiently process large cash flows without requiring it to maintain large cash positions. During the reporting period, the Fund’s exposure to futures contracts did not have a material impact on its performance.

How did international stock markets perform?

International stock markets finished a turbulent period in the red in U.S. dollar terms, as measured by the MSCI EAFE ND Index, which gauges stock markets of economically developed nations other than the United States and Canada.

•

International equity markets got off to a volatile start. A sharp decline for November 2010, caused largely by a flare-up in a sovereign-debt crisis in the geographically peripheral nations of the euro zone, was followed by a large gain for December. Stock prices soared on expectations that a moderate global economic recovery would continue and on pro-growth developments in the United States, such as an agreement in Washington to extend tax cuts.

•

The stock rally initially continued, with gains in three of the first four months of 2011. Markets, however, remained volatile driven by headline-grabbing developments. Growing political upheaval hurt economic growth in some

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nations in the Middle East and North Africa and threatened the stability of the global oil supply. Natural disasters occurred in Japan, Southeast Asia, and the United States. Those in Japan and Thailand disrupted global supply lines for critical automobile and electronics components, among other consequences.

•

The remainder of the period saw the MSCI EAFE ND Index experience five consecutive monthly declines (the largest in September) before rebounding sharply in October. Stock prices were hit hard by fears of recession in several developed economies and the worsening sovereign-debt turmoil. Concerns about a systemic shock to the world’s financial system increased as European leaders failed to contain the region’s debt crisis.

•

Individual markets turned in a mixed performance. Several suffered double-digit declines such as Greece, which lost the most due to fear it might default on its debt. Some other euro participants such as Italy and Portugal also saw double-digit declines. Meanwhile, New Zealand scored a double-digit increase, the largest of the period. The United Kingdom and Switzerland posted small gains, somewhat buffered from the euro crisis but exposed to the threat of a financial system meltdown. Two markets not in the MSCI EAFE ND Index, the United States and Canada, delivered a single-digit gain and a slight loss, respectively.

How did international stock markets sectors perform?

The sectors also turned in a mixed performance for the period, in U.S. dollar terms.

•

Utilities suffered the largest decline. The next largest loss was in the financials sector, particularly banks and diversified financials. Telecommunications services, information technology, materials, industrials, and consumer discretionary all delivered single-digit losses. Three sectors posted gains, including energy and the defensive consumer staples and healthcare sectors.

Among slowly growing companies, which stocks or related group of stocks contributed most and detracted most from the Fund’s return?

Among slowly growing companies, a few of the largest contributors to the Fund’s return were British American Tobacco, GlaxoSmithKline, and Legal & General Group. All of these had significant gains for the reporting period. The largest detractors were primarily financial firms, including Natixis, Resona Holdings, and 3i Group, all of which suffered considerable losses.

Among rapidly growing companies, which stocks or related group of stocks contributed most and detracted most from the Fund’s return?

Among rapidly growing companies, shares of DeNA (a social game firm based in Japan), Royal Dutch Shell, and Mitsubishi Electric rose and were among the largest contributors to the Fund’s return. A few of the largest detractors were shares of Peugeot, BNP Paribas, and Metso Corp. (an engineering firm based in Finland), all of which suffered sharp losses for the period.

Prudential International Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

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of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Equity Fund		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$836.30	1.59%	$7.36
	Hypothetical	$1,000.00	$1,017.19	1.59%	$8.08

Class B	Actual	$1,000.00	$834.60	2.29%	$10.59
	Hypothetical	$1,000.00	$1,013.66	2.29%	$11.62

Class C	Actual	$1,000.00	$834.60	2.29%	$10.59
	Hypothetical	$1,000.00	$1,013.66	2.29%	$11.62

Class F	Actual	$1,000.00	$834.60	2.04%	$9.43
	Hypothetical	$1,000.00	$1,014.92	2.04%	$10.36

Class L	Actual	$1,000.00	$837.70	1.79%	$8.29
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

Class M	Actual	$1,000.00	$834.60	2.29%	$10.59
	Hypothetical	$1,000.00	$1,013.66	2.29%	$11.62

Class X	Actual	$1,000.00	$834.60	2.29%	$10.59
	Hypothetical	$1,000.00	$1,013.66	2.29%	$11.62

Class Z	Actual	$1,000.00	$838.70	1.29%	$5.98
	Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential International Equity Fund	9

Portfolio of Investments

as of October 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.4%
COMMON STOCKS 98.2%

Australia 7.7%
277,927	Asciano Ltd.	$444,298
110,268	Australia & New Zealand Banking Group Ltd.	2,491,654
67,582	Bendigo and Adelaide Bank Ltd.	667,326
104,274	BHP Billiton Ltd.	4,081,753
49,654	Caltex Australia Ltd.	689,591
5,943	Coca-Cola Amatil Ltd.	76,717
32,557	Commonwealth Bank of Australia	1,672,450
482,173	Fairfax Media Ltd.	467,539
354,385	GPT Group	1,169,572
48,378	Iluka Resources Ltd.	804,267
72,299	Industrea Ltd.	96,980
158,061	Mirvac Group	206,978
40,600	National Australia Bank Ltd.	1,084,399
14,313	OZ Minerals Ltd.	171,881
175,045	QR National Ltd.	604,776
6,632	Ramsay Health Care Ltd.	130,367
25,011	Rio Tinto Ltd.	1,795,637
50,518	Santos Ltd.	682,275
437,095	SP AusNet	455,752
585,712	Stockland	1,934,137
85,209	Telstra Corp. Ltd.	276,667
56,720	Westfield Group	456,616
55,466	Westpac Banking Corp.	1,287,153
17,216	Woolworths Ltd.	430,361
34,763	WorleyParsons Ltd.	1,008,984

		23,188,130

Austria 0.2%
126,863	IMMOFINANZ AG	416,538
3,085	Raiffeisen Bank International AG(a)	85,616
7,090	Voestalpine AG	243,605

		745,759

Belgium 0.5%
1,939	Delhaize Group SA	126,656
7,258	Groupe Bruxelles Lambert SA	557,898
34,134	KBC Groep NV	756,952

		1,441,506

See Notes to Financial Statements.

Prudential International Equity Fund	11

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Brazil 1.8%
3,200	Banco do Brasil SA, ADR	$49,344
79,800	Centrais Eletricas Brasileiras SA, ADR	794,010
36,700	Centrais Eletricas Brasileiras SA (Class B Stock), ADR(a)	511,965
27,200	Cia de Bebidas das Americas, ADR	917,184
10,000	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	542,600
18,600	Petroleo Brasileiro SA (Class A Stock), ADR(a)	470,394
28,500	Tele Norte Leste Participacoes SA, ADR	309,225
36,100	Vale SA, ADR	917,301
43,600	Vale SA (Preference) (Class A Stock), ADR(a)	1,028,960

		5,540,983

Chile 0.2%
8,800	Cia Cervecerias Unidas SA, ADR(a)	504,064

China 0.4%
357,500	Bank of Communications Co. Ltd. (Class H Stock)	245,700
254,000	China Petroleum & Chemical Corp. (Class H Stock)	240,216
583,000	Longfor Properties Co. Ltd.	747,230

		1,233,146

Denmark 0.9%
13	A.P. Moller - Maersk A/S (Class A Stock)	83,697
55	A.P. Moller - Maersk A/S (Class B Stock)	371,953
4,943	Coloplast A/S (Class B Stock)	718,820
14,060	Novo Nordisk A/S (Class B Stock)	1,492,700

		2,667,170

Egypt
1,203	Orascom Construction Industries, GDR	49,323

Finland 0.9%
9,095	Kone OYJ (Class B Stock)	500,742
7,461	Orion OYJ (Class B Stock)	155,263
26,376	Pohjola Bank PLC (Class A Stock)	303,282
28,023	Sampo OYJ (Class A Stock)	770,267
160,177	Stora Enso OYJ (Class R Stock)	1,013,862

		2,743,416

France 8.3%
82,176	AXA SA	1,321,714

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

France (cont’d.)
27,760	BNP Paribas SA	$1,239,620
8,302	Bouygues SA	310,069
1,464	Casino Guichard Perrachon SA	137,085
6,575	Christian Dior SA	927,626
19,383	Cie Generale des Etablissements Michelin (Class B Stock)	1,403,527
28,201	France Telecom SA	507,021
4,964	GDF Suez	139,849
414,954	Natixis	1,315,093
39,640	Peugeot SA	862,499
584	Remy Cointreau SA	47,843
62,356	Safran SA	2,036,300
60,644	Sanofi	4,338,413
27,629	Schneider Electric SA	1,622,366
23,118	Societe Generale SA	661,909
300	Societe Internationale de Plantations d’Heveas SA	32,808
4,616	Technip SA	436,475
98,622	Total SA	5,145,824
9,217	Vinci SA	451,987
83,636	Vivendi SA	1,868,966

		24,806,994

Germany 7.0%
19,732	Allianz SE	2,195,425
44,521	BASF SE	3,249,848
12,823	Bayer AG	816,979
10,397	Bayerische Motoren Werke AG	844,591
59,652	Commerzbank AG(b)	145,655
20,586	Daimler AG	1,045,544
49,967	Deutsche Bank AG	2,066,064
24,501	Deutsche Lufthansa AG	332,884
38,148	Deutsche Post AG	578,649
83,275	E.ON AG	2,008,175
37,086	Hannover Rueckversicherung AG	1,825,913
4,597	Henkel AG & Co. KGaA	224,471
12,365	Lanxess AG	722,190
24,802	RWE AG	1,057,233
9,999	SAP AG	604,619
26,054	Siemens AG	2,731,004
12,070	Suedzucker AG	352,567

See Notes to Financial Statements.

Prudential International Equity Fund	13

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Germany (cont’d.)
799	Volkswagen AG	$124,951

		20,926,762

Hong Kong 4.9%
336,000	Agile Property Holdings Ltd.	302,862
459,000	Agricultural Bank of China Ltd. (Class H Stock)	206,006
81,500	ASM Pacific Technology Ltd.	894,942
524,000	Belle International Holdings Ltd.	1,027,683
44,200	Cheung Kong Holdings Ltd.	547,900
92,000	Cheung Kong Infrastructure Holdings Ltd.	492,818
288,000	China Citic Bank Corp. Ltd. (Class H Stock)	154,723
208,000	China Overseas Land & Investment Ltd.	384,881
331,000	China Shanshui Cement Group Ltd.	253,538
55,000	CNOOC Ltd.	103,970
1,673,000	Country Garden Holdings Co. Ltd.	662,404
1,211,000	Evergrande Real Estate Group Ltd.	523,720
444,000	Franshion Properties (China) Ltd.	91,194
350,000	Galaxy Entertainment Group Ltd.(b)	707,817
380,750	Great Wall Motor Co. Ltd. (Class H Stock)	517,025
272,800	Guangzhou R&F Properties Co. Ltd. (Class H Stock)	265,083
40,500	Kerry Properties Ltd.	148,632
128,000	KWG Property Holding Ltd.	55,209
600,000	Lenovo Group Ltd.	403,383
366,500	Lifestyle International Holdings Ltd.	981,135
195,000	Orient Overseas International Ltd.	880,082
225,600	Sands China Ltd.(b)	677,970
71,000	Shanghai Industrial Holdings Ltd.	232,457
192,000	Singamas Container Holdings Ltd.	43,352
1,002,000	SJM Holdings Ltd.	1,717,483
226,900	Wheelock & Co. Ltd.	666,652
657,600	Wynn Macau Ltd.	1,842,515

		14,785,436

India
3,000	Dr. Reddy’s Laboratories Ltd., ADR(a)	99,450

Israel 0.3%
16,492	Bank Hapoalim BM	63,924
17,500	Israel Chemicals Ltd.	207,509
9,177	NICE Systems Ltd.(b)	326,827

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Israel (cont’d.)
7,370	Teva Pharmaceutical Industries Ltd.	$300,463
3,400	Teva Pharmaceutical Industries Ltd., ADR	138,890

		1,037,613

Italy 2.7%
532,092	Enel SpA	2,510,463
94,578	ENI SpA	2,090,544
139,556	Pirelli & C. SpA	1,231,639
21,197	Snam Rete Gas SpA	103,615
1,000,000	Telecom Italia SpA	1,244,277
852,592	Telecom Italia SpA-RSP	894,759

		8,075,297

Japan 20.0%
98,200	AEON Co. Ltd.	1,284,332
2,300	Ain Pharmaciez, Inc.	94,583
253,000	All Nippon Airways Co. Ltd.	761,782
193,000	Aozora Bank Ltd.	487,909
6,400	Arisawa Manufacturing Co. Ltd.	29,061
261,200	Asahi Kasei Corp.	1,549,004
21,600	Bridgestone Corp.	506,457
39,800	Canon, Inc.	1,806,833
210	Central Japan Railway Co.	1,786,474
18,000	Chiyoda Corp.	207,283
105,000	Cosmo Oil Co. Ltd.	262,677
153,000	Daido Steel Co. Ltd.	927,141
97,000	Daiwa House Industry Co. Ltd.	1,215,496
35,500	Dena Co. Ltd.	1,532,237
63	Dr. Ci:Labo Co. Ltd.	338,963
24,400	East Japan Railway Co.	1,479,332
16,100	FANUC Corp.	2,603,213
100	Fujitsu Ltd.	535
30,000	Gree, Inc.	968,075
17,100	Hamamatsu Photonics KK	650,604
483,100	Hitachi Ltd.	2,588,589
9,000	Hitachi Metals Ltd.	102,071
9,800	Idemitsu Kosan Co. Ltd.	916,678
20,000	Isuzu Motors Ltd.	84,776
187,200	ITOCHU Corp.	1,851,492
8,000	JGC Corp.	225,377

See Notes to Financial Statements.

Prudential International Equity Fund	15

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
380,150	JX Holdings, Inc.	$2,214,330
18,500	Kamigumi Co. Ltd.	161,540
57,600	Kao Corp.	1,511,099
24	KDDI Corp.	175,809
6,100	Konami Corp.	198,774
83,500	Kuraray Co. Ltd.	1,168,901
1,500	MACNICA, Inc.	31,696
110,722	Marubeni Corp.	644,465
35,400	Marui Group Co. Ltd.	275,208
97,000	Mitsubishi Chemical Holdings Corp.	588,002
50,000	Mitsubishi Corp.	1,028,348
35,000	Mitsubishi Electric Corp.	323,862
720,500	Mitsubishi UFJ Financial Group, Inc.	3,131,248
81,400	Mitsui & Co. Ltd.	1,187,994
136,000	Mitsui Chemicals, Inc.	446,038
518,900	Mizuho Financial Group, Inc.	726,299
5,100	Nabtesco Corp.	111,698
29,500	Namco Bandai Holdings, Inc.	427,738
113,900	NHK Spring Co. Ltd.	1,042,444
65,100	Nikon Corp.	1,457,660
32,000	Nippon Express Co. Ltd.	123,710
41,000	Nippon Meat Packers, Inc.	511,043
80,100	Nippon Steel Corp.	208,838
55,100	Nippon Telegraph & Telephone Corp.	2,826,401
88,400	Nissan Motor Co. Ltd.	812,816
10,000	Nisshin Seifun Group, Inc.	122,905
17,270	ORIX Corp.	1,507,244
9,400	Otsuka Corp.	652,963
4,100	Pola Orbis Holdings, Inc.	109,622
298,300	Resona Holdings, Inc.	1,337,125
1,700	Sanrio Co. Ltd.	84,003
8,900	Sega Sammy Holdings, Inc.	193,504
27,000	Sekisui House Ltd.	241,695
9,400	Seven & I Holdings Co. Ltd.	250,846
344,700	Shinsei Bank Ltd.	378,854
45,700	SoftBank Corp.	1,483,223
29,200	Sumitomo Corp.	361,530
82,200	Sumitomo Mitsui Financial Group, Inc.	2,297,615
193,000	Sumitomo Mitsui Trust Holdings, Inc.	660,470
100,000	Tokyu Land Corp.	420,965

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
53,000	Toshiba Corp.	$231,154
116,000	Tosoh Corp.	377,022
4,000	Totetsu Kogyo Co. Ltd.	34,246
110,000	TOTO Ltd.	914,649
40,434	Toyota Motor Corp.	1,342,440
16,800	Toyota Tsusho Corp.	265,109
15,700	UNY Co. Ltd.	141,625
17,600	Valor Co. Ltd.	261,760
6,200	West Japan Railway Co.	262,716
6,080	Yamada Denki Co. Ltd.	437,242

		59,967,462

Mexico 0.3%
32,800	America Movil SAB de CV, (Ser. L), ADR(a)	833,776

Netherlands 5.0%
6,808	ASML Holding NV	285,589
3,417	Delta Lloyd NV	60,001
4,651	Heineken Holding NV	198,966
265,354	ING Groep NV(b)	2,287,611
111,784	Koninklijke Ahold NV	1,428,193
91,290	Koninklijke KPN NV	1,195,253
61,723	PostNL NV	312,528
112,445	Royal Dutch Shell PLC (Class A Stock)	3,983,325
103,366	Royal Dutch Shell PLC (Class B Stock)	3,708,576
22,023	SBM Offshore NV	483,898
27,412	Unilever NV	946,363

		14,890,303

Norway 0.3%
37,944	DnB NOR ASA	438,898
15,071	Statoil ASA	382,413
1,118	Yara International ASA	52,869

		874,180

Portugal 0.3%
86,277	EDP Renovaveis SA(b)	515,394
22,116	Jeronimo Martins SGPS SA	379,242

		894,636

See Notes to Financial Statements.

Prudential International Equity Fund	17

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Russia 1.0%
9,147	MMC Norilsk Nickel OJSC, ADR	$176,080
3,549	NovaTek OAO, GDR	495,184
11,832	Sberbank of Russia, ADR	127,194
16,457	Severstal OAO, GDR	240,359
3,628	Sistema JSFC, GDR	61,767
44,021	Uralkali OJSC, GDR	1,896,947

		2,997,531

Singapore 1.7%
98,000	China Minzhong Food Corp. Ltd.(b)	80,785
74,000	Golden Agri-Resources Ltd.	37,882
33,000	Jardine Cycle & Carriage Ltd.	1,186,287
21,400	SembCorp Industries Ltd.	70,554
79,000	StarHub Ltd.	176,819
88,000	STX OSV Holdings Ltd.	77,869
226,300	UOL Group Ltd.	800,025
353,000	Wilmar International Ltd.	1,524,193
1,413,000	Yangzijiang Shipbuilding Holdings Ltd.	1,046,585

		5,000,999

South Africa 0.4%
18,500	AngloGold Ashanti Ltd., ADR	836,385
800	Kumba Iron Ore Ltd., ADR	47,544
10,200	Sasol Ltd., ADR	461,448

		1,345,377

South Korea 1.1%
2,220	Hyundai Motor Co., GDR(b)	68,046
6,500	KB Financial Group, Inc., ADR(a)	253,825
114,200	LG Display Co. Ltd., ADR	1,148,852
1,950	Samsung Electronics Co. Ltd., GDR	851,651
400	Samsung Electronics Co. Ltd., GDR, PFD	115,503
9,500	Shinhan Financial Group Co. Ltd., ADR	756,200
2,300	SK Telecom Co. Ltd., ADR	34,017

		3,228,094

Spain 3.0%
4,662	Amadeus IT Holding SA (Class A Stock)	87,862
149,474	Banco Bilbao Vizcaya Argentaria SA	1,345,254
172,100	Banco Santander SA	1,456,631

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Spain (cont’d.)
5,604	Enagas SA	$110,194
41,974	Gas Natural SDG SA	780,209
185,000	Iberdrola SA	1,338,470
922	Inditex SA	83,699
29,550	Mapfre SA	107,974
12,161	Red Electrica Corp. SA	585,835
149,184	Telefonica SA	3,170,401

		9,066,529

Sweden 1.9%
9,743	Atlas Copco AB (Class A Stock)	211,808
4,271	Axis Communications AB	94,875
230,478	Nordea Bank AB	2,092,942
6,096	Scania AB (Class B Stock)	102,291
290,700	Skandinaviska Enskilda Banken AB (Class A Stock)	1,822,372
14,635	SKF AB (Class B Stock)	324,341
5,671	Telefonaktiebolaget LM Ericsson (Class B Stock)	59,112
68,058	Volvo AB (Class B Stock)	847,097

		5,554,838

Switzerland 7.2%
26,594	ABB Ltd.	500,643
7,604	Aryzta AG	366,651
29,385	Cie Financiere Richemont SA	1,673,905
7,539	Credit Suisse Group AG	217,433
1,665	Geberit AG	340,988
7	Lindt & Spruengli AG	257,769
67,722	Nestle SA	3,916,884
83,696	Novartis AG	4,715,038
43,026	OC Oerlikon Corp. AG(b)	257,655
26,030	Roche Holding AG	4,270,727
1,011	Swatch Group AG (The) (Bearer)	425,617
15,007	Swatch Group AG (The) (Registered)	1,106,621
5,691	Swiss Life Holding AG	698,953
64,283	UBS AG(b)	812,422
8,565	Zurich Financial Services AG	1,973,749

		21,535,055

See Notes to Financial Statements.

Prudential International Equity Fund	19

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Taiwan 0.2%
3,000	Chunghwa Telecom Co. Ltd., ADR	$100,890
27,800	Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	350,836

		451,726

Thailand 1.0%
450,000	Charoen Pokphand Foods PCL	442,683
582,700	CP ALL PCL	890,631
100,400	Kasikornbank PCL	405,469
42,900	Kasikornbank PCL, NVDR	171,036
1,350,000	Krung Thai Bank PCL	667,317
10,000	PTT PCL	93,171
59,200	Siam Commercial Bank PCL	218,029
15,300	Thai Oil PCL, NVDR	28,632

		2,916,968

United Kingdom 18.7%
306,318	3i Group PLC	1,009,578
29,110	Anglo American PLC	1,067,186
81,542	AstraZeneca PLC	3,914,758
243,454	Aviva PLC	1,328,177
22,932	Babcock International Group PLC	259,167
284,803	BAE Systems PLC	1,262,998
198,008	Balfour Beatty PLC	798,804
8,030	BG Group PLC	174,122
110,232	BHP Billiton PLC	3,471,145
544,292	BP PLC	4,005,350
86,871	British American Tobacco PLC	3,983,058
158,970	BT Group PLC	479,648
10,000	Burberry Group PLC	214,676
119,574	Diageo PLC	2,474,673
42,892	Fresnillo PLC	1,162,842
145,199	GlaxoSmithKline PLC	3,258,604
320,689	HSBC Holdings PLC	2,798,107
44,612	Imperial Tobacco Group PLC	1,625,075
83,859	Invensys PLC	303,383
1,207,482	ITV PLC(b)	1,237,207
272,224	Kingfisher PLC	1,127,848
1,461,828	Legal & General Group PLC	2,575,168
47,450	National Grid PLC	471,749
55,000	Next PLC	2,254,237

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
1,058,609	Old Mutual PLC	$1,861,173
2,814	Petrofac Ltd.	64,640
5,914	Randgold Resources Ltd.	646,798
43,292	Reckitt Benckiser Group PLC	2,222,163
168,783	Rexam PLC	935,562
50,392	Rio Tinto PLC	2,726,149
5,950	SSE PLC	128,557
23,477	Tesco PLC	151,366
23,833	TUI Travel PLC	65,217
54,052	Unilever PLC	1,811,829
1,547,333	Vodafone Group PLC	4,296,452

		56,167,466

United States 0.3%
7,767	Millicom International Cellular SA	856,595

	Total common stocks (cost $280,423,261)	294,426,584

EXCHANGE TRADED FUNDS 0.2%

United States
7,500	iShares MSCI Emerging Markets Index Fund(a)	306,000
7,500	Vanguard MSCI Emerging Markets ETF	311,175

	Total exchange traded funds (cost $628,125)	617,175

PREFERRED STOCKS 1.0%

Germany 1.0%
2,692	Bayerische Motoren Werke AG	146,506
15,886	Henkel AG & Co. KGaA	944,345
4,481	Porsche Automobil Holding SE	261,041
8,712	Volkswagen AG	1,517,192

	Total preferred stocks (cost $2,690,116)	2,869,084

	Total long-term investments (cost $283,741,502)	297,912,843

See Notes to Financial Statements.

Prudential International Equity Fund	21

Portfolio of Investments

as of October 31, 2011 continued

Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 1.8%

United States Government Security 0.2%
$ 520	U.S. Treasury Bills 0.020%, 12/15/11 (cost $519,943)(c)(d)	$519,984

Shares

Affiliated Money Market Mutual Fund 1.6%
4,912,148	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $4,912,148; includes $4,911,672 of cash collateral received for securities on loan) (Note 3)(e)(f)	4,912,148

	Total short-term investments (cost $5,432,091)	5,432,132

	Total Investments 101.2% (cost $289,173,593; Note 5)	303,344,975
	Liabilities in excess of other assets(g) (1.2%)	(3,603,725)

	Net Assets 100.0%	$299,741,250

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,630,905; cash collateral of $4,911,672 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Represents security, or a portion thereof, segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at October 31, 2011:

Number of Contracts	Type	Expiration Date	Value at October 31, 2011	Value at Trade Date	Unrealized Appreciation
	Long Positions:
45	DJ Euro Stoxx 50 Index	Dec. 2011	$1,486,924	$1,301,409	$185,515
3	FTSE 100 Index	Dec. 2011	267,160	252,455	14,705
12	MSCI Taiwan Index	Nov. 2011	320,880	315,900	4,980
11	SPI 200 Futures Index	Dec. 2011	1,241,595	1,173,749	67,846

					$273,046

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$23,188,130	$—
Austria	—	745,759	—
Belgium	—	1,441,506	—

See Notes to Financial Statements.

Prudential International Equity Fund	23

Portfolio of Investments

as of October 31, 2011 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Brazil	$5,540,983	$—	$—
Chile	504,064	—	—
China	—	1,233,146	—
Denmark	—	2,667,170	—
Egypt	49,323	—	—
Finland	—	2,743,416	—
France	—	24,806,994	—
Germany	—	20,926,762	—
Hong Kong	—	14,785,436	—
India	99,450	—	—
Israel	138,890	898,723	—
Italy	—	8,075,297	—
Japan	123,644	59,843,818	—
Mexico	833,776	—	—
Netherlands	—	14,890,303	—
Norway	—	874,180	—
Portugal	—	894,636	—
Russia	303,274	2,694,257	—
Singapore	—	5,000,999	—
South Africa	1,345,377	—	—
South Korea	3,160,048	68,046	—
Spain	—	9,066,529	—
Sweden	—	5,554,838	—
Switzerland	—	21,535,055	—
Taiwan	451,726	—	—
Thailand	2,311,831	605,137	—
United Kingdom	—	56,167,466	—
United States	—	856,595	—
Exchange Traded Funds
United States	617,175	—	—
Preferred Stocks
Germany	—	2,869,084	—
United States Government Security	—	519,984	—
Affiliated Money Market Mutual Fund	4,912,148	—	—

	20,391,709	282,953,266	—
Other Financial Instruments*
Futures Contracts	273,046	—	—

Total	$20,664,755	$282,953,266	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Fair value of Level 2 investments at October 31, 2010 was $0. $255,881,131 was transferred into Level 2 from Level 1 at October 31, 2011 as a result of using third-party vendor modeling tools to reflect any significant market movements between the time at which the Series valued its securities and the earlier closing of foreign markets.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2011 were as follows:

Commercial Banks	11.2%
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	7.8
Metals & Mining	6.9
Insurance	4.9
Diversified Telecommunication Services	4.3
Food Products	3.5
Chemicals	3.4
Electric Utilities	2.9
Wireless Telecommunication Services	2.6
Automobiles	2.5
Real Estate Management & Development	2.4
Machinery	2.2
Food & Staples Retailing	1.9
Tobacco	1.9
Trading Companies & Distributors	1.8
Hotels, Restaurants & Leisure	1.7
Affiliated Money Market Mutual Fund (including 1.6% of collateral received for securities on loan)	1.6
Diversified Financial Services	1.6
Road & Rail	1.6
Electronic Equipment, Instruments & Components	1.5
Auto Components	1.4
Beverages	1.4
Capital Markets	1.4
Textiles, Apparel & Luxury Goods	1.4
Real Estate Investment Trusts	1.3
Multiline Retail	1.2
Aerospace & Defense	1.1
Household Products	1.1
Industrial Conglomerates	1.0
Specialty Retail	0.9
Electrical Equipment	0.8
Internet Software & Services	0.8%
Semiconductors & Semiconductor Equipment	0.8
Construction & Engineering	0.7
Energy Equipment & Services	0.7
Leisure Equipment & Products	0.7
Personal Products	0.7
Media	0.6
Multi-Utilities	0.6
Office Electronics	0.6
Airlines	0.4
Building Products	0.4
Distributors	0.4
Marine	0.4
Software	0.4
Air Freight & Logistics	0.3
Containers & Packaging	0.3
Gas Utilities	0.3
Paper & Forest Products	0.3
Computers & Peripherals	0.2
Exchange Traded Funds	0.2
Healthcare Equipment & Supplies	0.2
Independent Power Producers & Energy Traders	0.2
IT Services	0.2
United States Government Security	0.2
Water Utilities	0.2
Commercial Services & Supplies	0.1
Communications Equipment	0.1
Construction Materials	0.1
Household Durables	0.1
Transportation Infrastructure	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

See Notes to Financial Statements.

Prudential International Equity Fund	25

Portfolio of Investments

as of October 31, 2011 continued

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker—variation margin	$273,046	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Rights	Total
Equity contracts	$(899,402)	$251,130	$(648,272)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Rights	Total
Equity contracts	$198,679	$(3,661)	$195,018

For the year ended October 31, 2011, the average value at trade date for futures contracts was $3,779,533.

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2011	ANNUAL REPORT

Prudential International Equity Fund

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value, including securities on loan of $4,630,905:
Unaffiliated Investments (cost $284,261,445)	$298,432,827
Affiliated Investments (cost $4,912,148)	4,912,148
Foreign currency, at value (cost $766,571)	776,699
Receivable for investments sold	1,578,807
Dividends and interest receivable	786,042
Foreign tax reclaim receivable	602,338
Receivable for Series shares sold	22,357
Prepaid expenses	5,604

Total assets	307,116,822

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	4,911,672
Loan payable	1,354,000
Payable for Series shares reacquired	360,990
Accrued expenses	277,775
Management fee payable	212,519
Affiliated transfer agent fee payable	93,177
Distribution fee payable	83,248
Due to broker—variation margin	82,191

Total liabilities	7,375,572

Net Assets	$299,741,250

Net assets were comprised of:
Common stock, at par	$525,232
Paid-in capital in excess of par	531,578,763

532,103,995
Undistributed net investment income	4,069,143
Accumulated net realized loss on investment and foreign currency transactions	(250,936,488)
Net unrealized appreciation on investments and foreign currencies	14,504,600

Net assets, October 31, 2011	$299,741,250

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($214,609,853 ÷ 37,486,838 shares of common stock issued and outstanding)	$5.72
Maximum sales charge (5.50% of offering price)	0.33

Maximum offering price to public	$6.05

Class B
Net asset value, offering price and redemption price per share ($6,719,458 ÷ 1,221,612 shares of common stock issued and outstanding)	$5.50

Class C
Net asset value, offering price and redemption price per share ($21,309,980 ÷ 3,875,333 shares of common stock issued and outstanding)	$5.50

Class F
Net asset value, offering price and redemption price per share ($1,572,040 ÷ 285,568 shares of common stock issued and outstanding)	$5.50

Class L
Net asset value and redemption price per share ($8,644,344 ÷ 1,509,580 shares of common stock issued and outstanding)	$5.73
Maximum sales charge (5.75% of offering price)	0.35

Maximum offering price to public	$6.08

Class M
Net asset value, offering price and redemption price per share ($743,156 ÷ 135,109 shares of common stock issued and outstanding)	$5.50

Class X
Net asset value, offering price and redemption price per share ($1,569,382 ÷ 285,347 shares of common stock issued and outstanding)	$5.50

Class Z
Net asset value, offering price and redemption price per share ($44,573,037 ÷ 7,723,850 shares of common stock issued and outstanding)	$5.77

See Notes to Financial Statements.

Prudential International Equity Fund	29

Statement of Operations

Year Ended October 31, 2011

Net Investment Income
Income
Unaffiliated dividend (net of foreign withholding taxes of $1,578,150)	$10,744,179
Affiliated income from securities loaned, net	82,904
Affiliated dividend income	675
Unaffiliated interest income	665

Total income	10,828,423

Expenses
Management fee	2,884,387
Distribution fee—Class A	743,573
Distribution fee—Class B	83,203
Distribution fee—Class C	251,274
Distribution fee—Class F	18,318
Distribution fee—Class L	50,947
Distribution fee—Class M	17,683
Distribution fee—Class X	23,505
Transfer agent’s fees and expenses (including affiliated expense of $431,400) (Note 3)	1,031,000
Custodian’s fees and expenses	279,000
Reports to shareholders	116,000
Registration fees	105,000
Legal fees and expenses	79,000
Audit fee	29,000
Directors’ fees	18,000
Insurance	8,000
Loan interest expense (Note 7)	2,761
Miscellaneous	60,385

Total expenses	5,801,036

Net investment income	5,027,387

Realized And Unrealized Gain (Loss) On Investment, Futures And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	18,199,019
Foreign currency transactions	(224,830)
Financial futures transactions	(899,402)

17,074,787

Net change in unrealized appreciation (depreciation) on:
Investments	(40,137,901)
Foreign currencies	(88,091)
Financial futures contracts	198,679

(40,027,313)

Net loss on investments and foreign currencies	(22,952,526)

Net Decrease In Net Assets Resulting From Operations	$(17,925,139)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,027,387	$7,116,368
Net realized gain (loss) on investment and foreign currency transactions	17,074,787	(25,360,327)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(40,027,313)	31,177,215

Net increase (decrease) in net assets resulting from operations	(17,925,139)	12,933,256

Dividends from net investment income (Note 1)
Class A	(4,571,474)	(4,729,701)
Class B	(110,787)	(120,437)
Class C	(320,075)	(351,530)
Class F	(47,027)	(73,250)
Class L	(171,721)	(189,123)
Class M	(33,226)	(75,237)
Class X	(35,242)	(67,157)
Class Z	(949,745)	(4,587,489)

	(6,239,297)	(10,193,924)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	19,235,595	46,181,096
Net asset value of shares issued in reinvestment of dividends	6,069,976	9,997,085
Cost of shares reacquired	(64,297,912)	(277,348,125)

Net decrease in net assets from Series share transactions	(38,992,341)	(221,169,944)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	1,399,459	4,717,145

Total decrease	(61,757,318)	(213,713,467)

Net Assets:
Beginning of year	361,498,568	575,212,035

End of year(a)	$299,741,250	$361,498,568

(a) Includes undistributed net investment income of:	$4,069,143	$5,112,695

See Notes to Financial Statements.

Prudential International Equity Fund	31

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of three series: Prudential International Equity Fund (the “Series”), Prudential International Value Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential International Equity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or

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securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than 60 days, are valued at fair value.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential International Equity Fund	33

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than

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distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Prudential International Equity Fund	35

Notes to Financial Statements

continued

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Series up to and including $300 million, .75% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70% of the Series’ average daily net assets over $1.5 billion. The effective management fee was .84% for the year ended October 31, 2011.

The Series has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Series’ Class A, Class B, Class C, Class F, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Fund’s Class L, Class M, and Class X shares.

The Series has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, Class F, Class L, Class M, and Class X shares of the Series in accordance with Rule 12b-1 of the 1940 Act, as amended. No distribution or service fees are paid to PIMS as distributor for the Series’ Class Z shares.

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Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1.00%, 1.00%, .75%, .50%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, C, L, M, and X shares, respectively.

PIMS has advised the Series that they received $62,919 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2011. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2011 it received $147, $17,302, $427, $2,517, $423 and $526 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class F, Class M and Class X shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended October 31, 2011, PIM has been compensated approximately $24,600 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2011 aggregated $238,958,861 and $277,315,736, respectively.

Prudential International Equity Fund	37

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the fiscal year ended October 31, 2011, the adjustments were to increase undistributed net investment income and to increase accumulated net realized loss on investments and foreign currency transactions by $168,358, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment, futures and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2011 and 2010 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $6,239,297 and $10,193,924 of ordinary income, respectively.

As of October 31, 2011, the Series had undistributed ordinary income of $4,555,242 on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$297,097,983	$37,636,284	$(31,389,292)	$6,246,992	$318,513	$6,565,505

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency, futures and mark-to-market of receivables and payables.

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For federal income tax purposes, the Series has a capital loss carryforward as of October 31, 2011 of approximately $243,483,000 of which $51,069,000 expires in 2016, $184,077,000 expires in 2017, and $8,337,000 expires in 2018. The Fund utilized approximately $15,462,000 of its capital loss carryforward to offset net taxable gains realized in the year ended October 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, B, C, F, L, M, X and Z shares. Class A and L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B and F shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B and F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain circumstances, an exchange may be made from Class A or C shares to Class Z shares of the Series. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class M and X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and

Prudential International Equity Fund	39

Notes to Financial Statements

continued

ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C, Class F, Class L, Class M, Class X, Class New X and Class Z, each of which consists of 225 million, 150 million, 150 million, 50 million, 50 million, 50 million, 50 million, 50 million and 225 million authorized shares, respectively. There are no Class X shares outstanding.

During the fiscal years ended October 31, 2011 and October 31, 2010, the Series received $1,399,459 and $4,717,145, respectively, related to settlements of regulatory proceedings involving allegations of improper trading in Series shares. The amounts relating to a former affiliate for the years ended October 31, 2011 and October 31, 2010 were $1,123,251 and $4,493,246, respectively. The total amount is presented in the Series’ Statement of Changes in Net Assets. The Series was not involved in the proceedings or the calculation of the amount of settlement.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	1,157,745	$7,274,534
Shares issued in reinvestment of dividends	728,171	4,427,283
Shares reacquired	(7,310,868)	(45,368,737)

Net increase (decrease) in shares outstanding before conversion	(5,424,952)	(33,666,920)
Shares issued upon conversion from Class B, F, M and X	883,630	5,477,217
Shares reacquired upon conversion into Class Z	(186,656)	(1,187,796)

Net increase (decrease) in shares outstanding	(4,727,978)	$(29,377,499)

Year ended October 31, 2010:
Shares sold	1,468,501	$8,439,334
Shares issued in reinvestment of dividends	784,260	4,572,227
Shares reacquired	(9,136,119)	(52,354,816)

Net increase (decrease) in shares outstanding before conversion	(6,883,358)	(39,343,255)
Shares issued upon conversion from Class B, F, M and X	1,243,082	7,112,292

Net increase (decrease) in shares outstanding	(5,640,276)	$(32,230,963)

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Class B	Shares	Amount
Year ended October 31, 2011:
Shares sold	134,342	$803,818
Shares issued in reinvestment of dividends	18,311	107,666
Shares reacquired	(240,348)	(1,441,980)

Net increase (decrease) in shares outstanding before conversion	(87,695)	(530,496)
Shares reacquired upon conversion into Class A	(233,493)	(1,372,829)

Net increase (decrease) in shares outstanding	(321,188)	$(1,903,325)

Year ended October 31, 2010:
Shares sold	212,889	$1,182,667
Shares issued in reinvestment of dividends	20,600	116,386
Shares reacquired	(361,347)	(1,987,158)

Net increase (decrease) in shares outstanding before conversion	(127,858)	(688,105)
Shares reacquired upon conversion into Class A	(124,226)	(674,212)

Net increase (decrease) in shares outstanding	(252,084)	$(1,362,317)

Class C
Year ended October 31, 2011:
Shares sold	285,739	$1,702,762
Shares issued in reinvestment of dividends	52,345	307,788
Shares reacquired	(948,643)	(5,685,795)

Net increase (decrease) in shares outstanding before conversion	(610,559)	(3,675,245)
Shares reacquired upon conversion into Class Z	(151)	(831)

Net increase (decrease) in shares outstanding	(610,710)	$(3,676,076)

Year ended October 31, 2010:
Shares sold	166,469	$907,807
Shares issued in reinvestment of dividends	59,737	336,914
Shares reacquired	(1,018,733)	(5,562,982)

Net increase (decrease) in shares outstanding	(792,527)	$(4,318,261)

Class F
Year ended October 31, 2011:
Shares sold	122	$841
Shares issued in reinvestment of dividends	7,787	45,709
Shares reacquired	(86,360)	(524,163)

Net increase (decrease) in shares outstanding before conversion	(78,451)	(477,613)
Shares reacquired upon conversion into Class A	(200,736)	(1,188,873)

Net increase (decrease) in shares outstanding	(279,187)	$(1,666,486)

Year ended October 31, 2010:
Shares sold	131	$690
Shares issued in reinvestment of dividends	12,651	71,355
Shares reacquired	(203,435)	(1,123,341)

Net increase (decrease) in shares outstanding before conversion	(190,653)	(1,051,296)
Shares reacquired upon conversion into Class A	(184,350)	(996,186)

Net increase (decrease) in shares outstanding	(375,003)	$(2,047,482)

Prudential International Equity Fund	41

Notes to Financial Statements

continued

Class L	Shares	Amount
Year ended October 31, 2011:
Shares sold	6,430	$41,363
Shares issued in reinvestment of dividends	27,508	167,799
Shares reacquired	(292,840)	(1,835,606)

Net increase (decrease) in shares outstanding	(258,902)	$(1,626,444)

Year ended October 31, 2010:
Shares sold	10,093	$59,754
Shares issued in reinvestment of dividends	31,646	184,815
Shares reacquired	(411,930)	(2,361,389)

Net increase (decrease) in shares outstanding	(370,191)	$(2,116,820)

Class M
Year ended October 31, 2011:
Shares sold	2,102	$12,843
Shares issued in reinvestment of dividends	5,162	30,351
Shares reacquired	(70,593)	(427,774)

Net increase (decrease) in shares outstanding before conversion	(63,329)	(394,580)
Shares reacquired upon conversion into Class A	(304,398)	(1,842,076)

Net increase (decrease) in shares outstanding	(367,727)	$(2,226,656)

Year ended October 31, 2010:
Shares sold	16,379	$91,988
Shares issued in reinvestment of dividends	12,151	68,651
Shares reacquired	(166,265)	(916,746)

Net increase (decrease) in shares outstanding before conversion	(137,735)	(756,107)
Shares reacquired upon conversion into Class A	(550,701)	(3,062,454)

Net increase (decrease) in shares outstanding	(688,436)	$(3,818,561)

Class X
Year ended October 31, 2011:
Shares sold	3,680	$22,212
Shares issued in reinvestment of dividends	5,872	34,525
Shares reacquired	(63,117)	(377,288)

Net increase (decrease) in shares outstanding before conversion	(53,565)	(320,551)
Shares reacquired upon conversion into Class A	(177,542)	(1,073,439)

Net increase (decrease) in shares outstanding	(231,107)	$(1,393,990)

Year ended October 31, 2010:
Shares sold	5,982	$33,503
Shares issued in reinvestment of dividends	11,154	63,022
Shares reacquired	(144,467)	(804,626)

Net increase (decrease) in shares outstanding before conversion	(127,331)	(708,101)
Shares reacquired upon conversion into Class A	(428,007)	(2,379,440)

Net increase (decrease) in shares outstanding	(555,338)	$(3,087,541)

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Class Z	Shares	Amount
Year ended October 31, 2011:
Shares sold	1,525,305	$9,377,222
Shares issued in reinvestment of dividends	155,042	948,855
Shares reacquired	(1,350,436)	(8,636,569)

Net increase (decrease) in shares outstanding before conversion	329,911	1,689,508
Shares issued upon conversion from Class A and C	185,345	1,188,627

Net increase (decrease) in shares outstanding	515,256	$2,878,135

Year ended October 31, 2010:
Shares sold	6,103,057	$35,465,353
Shares issued in reinvestment of dividends	779,543	4,583,715
Shares reacquired	(39,124,251)	(212,237,067)

Net increase (decrease) in shares outstanding	(32,241,651)	$(172,187,999)

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed of substantially similar terms with an increase in the amount of commitment to $900 million.

The Series utilized the line of credit during the year ended October 31, 2011. The average daily balance for the 167 days that the Series had loans outstanding during the year was approximately $408,000, borrowed at a weighted average interest rate of 1.46%. At October 31, 2011, the Series has an outstanding loan amount of $1,354,000.

Note 8. In-Kind Redemption

During the fiscal year ended October 31, 2010, the Series settled the redemption of certain series shares by delivery of certain shares in lieu of cash. The value of such securities was $168,617,337. The Series realized a loss of $28,278,878 related to the in-kind redemption transactions.

Prudential International Equity Fund	43

Notes to Financial Statements

continued

Note 9. Ownership

As of October 31, 2011, approximately 27% of the Series was owned by two institutional shareholders for the beneficial interest of their underlying account holders.

Note 10. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends and capital gain distributions on December 7, 2011 to shareholders of record on December 8, 2011. The ex-dividend date was December 9, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.11162
Class B	$0.07092
Class C	$0.07092
Class F	$0.08532
Class L	$0.09933
Class M	$0.07092
Class X	$0.07092
Class Z	$0.12997

Note 11. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

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In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential International Equity Fund	45

Financial Highlights

Class A Shares
	Year Ended October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.17	$5.77	$4.80	$10.49	$8.54
Income (loss) from investment operations:
Net investment income	.09	.08	.08	.16	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.46)	.36	1.06	(5.37)	1.92
Total from investment operations	(.37)	.44	1.14	(5.21)	2.08
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.10)	(.17)	(.14)	(.13)
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.11)	(.10)	(.17)	(.48)	(.13)
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of year	$5.72	$6.17	$5.77	$4.80	$10.49
Total Return(b):	(5.61)%	8.78%	24.65%	(51.87)%	24.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$214,610	$260,555	$275,993	$246,234	$557,878
Average net assets (000)	$247,859	$257,553	$240,744	$438,831	$438,194
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.64%	1.57%	1.54%	1.43%	1.34%
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%
Net investment income	1.51%	1.35%	1.75%	1.94%	1.60%
For Class A, B, C, F, L, M, X and Z shares:
Portfolio turnover rate	70%	96%	76%	74%	114%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the Series had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2008.

See Notes to Financial Statements.

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Class B Shares
	Year Ended October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.94	$5.56	$4 .61	$10.09	$8.22
Income (loss) from investment operations:
Net investment income	.05	.04	.05	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.35	1.02	(5.16)	1.88
Total from investment operations	(.40)	.39	1.07	(5.07)	1.94
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.07)	(.12)	(.07)	(.07)
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.07)	(.07)	(.12)	(.41)	(.07)
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of year	$5.50	$5.94	$5.56	$4.61	$10.09
Total Return(b):	(6.27)%	8.11%	23.82%	(52.22)%	23.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,720	$9,160	$9,976	$11,205	$32,905
Average net assets (000)	$8,320	$9,246	$9,229	$22,786	$39,205
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.34%	2.27%	2.24%	2.15%	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%
Net investment income	.83%	.66%	1.06%	1.17%	.67%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential International Equity Fund	47

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.94	$5.56	$4.61	$10.09	$8.22
Income (loss) from investment operations:
Net investment income	.05	.04	.05	.09	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.35	1.02	(5.16)	1.84
Total from investment operations	(.40)	.39	1.07	(5.07)	1.94
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.07)	(.12)	(.07)	(.07)
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.07)	(.07)	(.12)	(.41)	(.07)
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of year	$5.50	$5.94	$5.56	$4.61	$10.09
Total Return(b):	(6.27)%	8.11%	23.83%	(52.22)%	23.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,310	$26,625	$29,326	$28,858	$75,010
Average net assets (000)	$25,128	$26,974	$26,677	$55,111	$53,765
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.34%	2.27%	2.24%	2.15%	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%
Net investment income	.81%	.66%	1.06%	1.19%	1.03%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Class F Shares
	Year Ended October 31,				December 18, 2006(e) through October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.94	$5.56	$4.62	$10.11	$8.56
Income (loss) from investment operations:
Net investment income	.06	.05	.06	.11	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.35	1.01	(5.17)	1.46
Total from investment operations	(.38)	.40	1.07	(5.06)	1.55
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.08)	(.13)	(.09)	-
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.09)	(.08)	(.13)	(.43)	-
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of period	$5.50	$5.94	$5.56	$4.62	$10.11
Total Return(b):	(6.05)%	8.35%	24.04%	(52.10)%	18.11%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,572	$3,355	$5,226	$8,171	$28,728
Average net assets (000)	$2,442	$4,064	$5,769	$18,310	$33,219
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.09%	2.02%	1.99%	1.90%	1.84%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	1.07%	.95%	1.35%	1.37%	1.13%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Commencement of offering.

See Notes to Financial Statements.

Prudential International Equity Fund	49

Financial Highlights

continued

Class L Shares
	Year Ended October 31,				March 19, 2007(e) through October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.17	$5.77	$4.79	$10.48	$8.92
Income (loss) from investment operations:
Net investment income	.08	.07	.07	.14	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.36	.06	(5.38)	1.45
Total from investment operations	(.37)	.43	1.13	(5.24)	1.56
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.09)	(.15)	(.11)	-
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.10)	(.09)	(.15)	(.45)	-
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of period	$5.73	$6.17	$5.77	$4.79	$10.48
Total Return(b):	(5.62)%	8.59%	24.49%	(52.07)%	17.49%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,644	$10,919	$12,342	$12,621	$34,433
Average net assets (000)	$10,189	$11,216	$11,250	$24,942	$35,182
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.84%	1.77%	1.74%	1.65%	1.59%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	1.31%	1.16%	1.56%	1.68%	1.82%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Commencement of offering.

See Notes to Financial Statements.

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Class M Shares
	Year Ended October 31,				March 19, 2007(e) through October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.94	$5.56	$4.61	$10.09	$8.63
Income (loss) from investment operations:
Net investment income	.05	.04	.05	.07	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.35	1.02	(5.14)	1.38
Total from investment operations	(.40)	.39	1.07	(5.07)	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.07)	(.12)	(.07)	-
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.07)	(.07)	(.12)	(.41)	-
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of period	$5.50	$5.94	$5.56	$4.61	$10.09
Total Return(b):	(6.27)%	8.11%	23.82%	(52.22)%	16.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$743	$2,985	$6,622	$11,467	$68,244
Average net assets (000)	$1,768	$4,441	$7,957	$34,319	$76,639
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.34%	2.27%	2.24%	2.15%	2.09%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	.76%	.68%	1.09%	.92%	1.41%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Commencement of offering.

See Notes to Financial Statements.

Prudential International Equity Fund	51

Financial Highlights

continued

Class X Shares
	Year Ended October 31,				March 19, 2007(e) through October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.94	$5.56	$4.61	$10.09	$8.63
Income (loss) from investment operations:
Net investment income	.05	.04	.05	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.35	1.02	(5.16)	1.38
Total from investment operations	(.40)	.39	1.07	(5.07)	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.07)	(.12)	(.07)	-
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.07)	(.07)	(.12)	(.41)	-
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of period	$5.50	$5.94	$5.56	$4.61	$10.09
Total Return(b):	(6.27)%	8.11%	23.82%	(52.22)%	16.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,569	$3,067	$5,957	$8,597	$25,428
Average net assets (000)	$2,351	$4,020	$6,611	$17,864	$25,351
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.34%	2.27%	2.24%	2.15%	2.09%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	.80%	.66%	1.10%	1.18%	1.30%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Commencement of offering.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended October 31,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.22	$5.82	$4.85	$10.60	$8.62
Income (loss) from investment operations:
Net investment income	.11	.13	.10	.18	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.46)	.33	1.06	(5.43)	1.97
Total from investment operations	(.35)	.46	1.16	(5.25)	2.13
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.12)	(.19)	(.16)	(.15)
Distributions from net realized gains	-	-	-	(.34)	-
Total dividends and distributions	(.13)	(.12)	(.19)	(.50)	(.15)
Capital Contributions (Note 6)	.03	.06	-	-	-
Net asset value, end of year	$5.77	$6.22	$5.82	$4.85	$10.60
Total Return(b):	(5.30)%	8.98%	24.95%	(51.77)%	25.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$44,573	$44,833	$229,771	$169,874	$353,771
Average net assets (000)	$46,529	$149,685	$184,038	$285,097	$301,553
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%
Expenses, excluding distribution and service (12b-1) fees	1.34%	1.27%	1.24%	1.15%	1.09%
Net investment income	1.77%	2.12%	2.05%	2.22%	1.73%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential International Equity Fund	53

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Equity Fund (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

54	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

We are required by Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ year end (October 31, 2011) as to the federal tax status of dividends paid by the Series during such year. We are advising you in the year ended October 31, 2011, the Series paid ordinary income dividends of $0.11 per share for Class A, $0.07 per share for Class B, C, M and X, $0.09 per share for Class F, $0.10 per share for Class L and $0.13 per share for Class Z, respectively, which are taxable as such.

For the year ended October 31, 2011, the Series designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the year ended October 31, 2011, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $1,553,034 foreign tax credit from recognized foreign source income of $12,279,569.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of distributions received by you in calendar year 2011.

Prudential International Equity Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential International Equity Fund

Interested Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

* Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

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(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential International Equity Fund

Fund Officers(a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Equity Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the

[1]	Prudential International Equity Fund is a series of Prudential World Fund, Inc.

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure,

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senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper International Large-Cap Core Funds Performance Universe) was in the third quartile over the one-year period and in the fourth quartile over the three-, five- and 10-year periods. The Board noted that the Fund outperformed its benchmark index over the one-year period, though it underperformed its benchmark index over the three-, five- and 10-year period. The Board also noted that the Fund’s performance during the first quarter of 2011 was in the first quartile. The Board considered PI’s assertion that the Fund’s overweight position in underperforming financial stocks during the global financial crisis was the cause of the Fund’s underperformance for the three- and five-year periods. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile and that the Fund’s total expenses ranked in the Expense Group’s third quartile. The Board considered that the Fund’s total expenses were 6 basis points higher than the median for all funds included in the Expense Group. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets, the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	F	L	M	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEILX	DEIMX	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969834	743969826	743969818	743969883

MF190E    0215362-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL VALUE FUND

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

International stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Director of the Prudential International Value Fund (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Director of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential International Value Fund

Prudential International Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.83%; Class B, 2.52%; Class C, 2.53%; Class Z, 1.47%. Net operating expenses: Class A, 1.78%; Class B, 2.52%; Class C, 2.53%; Class Z, 1.47%, after contractual reduction for Class A shares through 2/28/2013.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years
Class A	–6.56%	–11.01%	54.11%
Class B	–7.26	–14.29	42.80
Class C	–7.25	–14.27	42.91
Class Z	–6.30	–9.80	57.91
MSCI EAFE® ND Index	–4.08	–11.50	74.62
Lipper Average	–5.53	–12.63	63.13

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years
Class A	–16.10%	–4.48%	3.10%
Class B	–16.27	–4.28	2.90
Class C	–12.74	–4.11	2.90
Class Z	–10.94	–3.14	3.94
MSCI EAFE® ND Index	–9.36	–3.46	5.03
Lipper Average	–10.77	–3.92	4.15

Average Annual Total Returns (With Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years
Class A	–11.70%	–3.40%	3.83%
Class B	–11.89	–3.19	3.63
Class C	–8.17	–3.03	3.63
Class Z	–6.30	–2.04	4.67

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Average Annual Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years
Class A	–6.56%	–2.31%	4.42%
Class B	–7.26	–3.04	3.63
Class C	–7.25	–3.03	3.63
Class Z	–6.30	–2.04	4.67

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Value Fund (Class A shares) with a similar investment in the MSCI EAFE® ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2001) and the account values at the end of the current fiscal year (October 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 28, 2013, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential International Value Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A, Class B, or Class C shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East ND Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE® ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper International Large-Cap Core Funds Average

The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to the large-cap-specific subset of the MSCI EAFE Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/11
Novartis AG, Pharmaceuticals	1.8%
Royal Dutch Shell PLC (Class B stock), Oil, Gas & Consumable Fuels	1.7
KDDI Corp., Telecommunications	1.4
Allianz SE, Insurance	1.3
SAP AG, Computer Services & Software	1.2

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 10/31/11
Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	9.4
Telecommunications	7.6
Insurance	7.0
Financial—Bank & Trust	6.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential International Value Fund Class A shares declined 6.56% for the 12-month reporting period ended October 31, 2011, underperforming the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index), which fell 4.08%. The Class A shares also lagged the Lipper International Large-Cap Core Funds Average, which fell 5.53%.

How is the Fund managed?

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-managers of the Fund, which combines the distinct approaches of LSV international value (deep value) and Thornburg international (core/relative value).

How did international stock markets perform?

International stock markets finished a turbulent period in the red in U.S. dollar terms, as measured by the MSCI EAFE ND Index, which gauges stock markets of economically developed nations other than the United States and Canada.

•

International equity markets got off to a volatile start. A sharp decline for November 2010, caused largely by a flare-up in a sovereign-debt crisis in the geographically peripheral nations of the euro zone, was followed by a large gain for December. Stock prices soared on expectations that a moderate global economic recovery would continue and on pro-growth developments in the United States, such as an agreement in Washington to extend tax cuts.

•

The stock rally initially continued, with gains in three of the first four months of 2011. Markets, however, remained volatile driven by headline-grabbing developments. Growing political upheaval hurt economic growth in some nations in the Middle East and North Africa and threatened the stability of the global oil supply. Natural disasters occurred in Japan, Southeast Asia, and the United States. Those in Japan and Thailand disrupted global supply lines for critical automobile and electronics components, among other consequences.

•

The remainder of the period saw the MSCI EAFE ND Index experience five consecutive monthly declines (the largest in September) before rebounding sharply in October. Stock prices were hit hard by fears of recession in several developed economies and the worsening sovereign-debt turmoil. Concerns about a systemic shock to the world’s financial system increased as European leaders failed to contain the region’s debt crisis.

•

Individual markets turned in a mixed performance. Several suffered double-digit declines such as Greece, which lost the most due to fear it might default on its debt. Some other euro participants such as Italy and Portugal also saw double-digit declines. Meanwhile, New Zealand scored a double-digit

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increase, the largest of the period. The United Kingdom and Switzerland posted small gains, somewhat buffered from the euro crisis but exposed to the threat of a financial system meltdown. Two markets not in the MSCI EAFE ND Index, the United States and Canada, delivered a single-digit gain and a slight loss, respectively.

How did stock markets sectors and stock-specific styles perform?

International stock markets sectors also turned in a mixed performance for the period in U.S. dollar terms.

•

Utilities suffered the largest decline. The next largest loss was in the financials sector, particularly banks and diversified financials. Telecommunications services, information technology, materials, industrials, and consumer discretionary all delivered single-digit losses. Three sectors posted gains, including energy and the defensive consumer staples and healthcare sectors.

•

International value stocks underperformed for the period in U.S. dollar terms, declining more than international growth stocks, according to MSCI EAFE indexes. Broadly, it was the large amount of shares of financial companies in the international value style that caused it to lag international growth.

Why did the Fund underperform the MSCI EAFE ND Index?

The Fund underperformed largely due to emphasis and de-emphasis of particular countries relative to their index weightings, including positions in several regions not included in the benchmark.

•	Investments in Canada, South Korea, and the United States aided its performance, but allocations to emerging markets countries hurt, particularly China, Brazil, and Turkey.

•

The Fund had smaller exposures than the MSCI EAFE ND Index to Australia and the United Kingdom, which hurt its relative performance, but this was largely offset by the absence of exposure to Greece. Favorable stock selection aided its performance, particularly in the consumer discretionary, industrials, and telecommunications sectors as well as in Japan and the United Kingdom.

What impact did the LSV strategy have on the Fund’s performance?

LSV’s active quantitative strategy is based on research in value investing and behavioral finance. It believes that superior investment performance can be achieved by exploiting investor biases. Some of these biases include: a tendency to extrapolate the past too far into the future; wrongly equating a good company with a good investment irrespective of price; ignoring statistical evidence; and developing a “mindset” about a firm.

Prudential International Value Fund	7

Strategy and Performance Overview (continued)

•

The LSV portion slightly outperformed the MSCI EAFE ND Index for the period due partly to favorable stock selection, with stock picking in Japan accounting for most of its outperformance regionally. It benefitted from owning equities in that market and from avoiding stocks the LSV models signaled not to hold. For example, avoiding a certain Japanese electric utility firm (down more than 80% for the period) helped its relative performance, as did avoiding a few Japanese consumer electronics firms that performed poorly. It benefited greatly from having larger exposures than the MSCI EAFE ND Index to several telecommunications firms and from exposures to several Japanese stocks (not in the MSCI EAFE ND Index) that performed well.

•

Favorable sector allocation also helped the LSV portion’s relative performance. Asset selection in the financials sector proved profitable, specifically avoiding financials in the MSCI EAFE ND Index that performed poorly, including European and Asian banks. Overweight positions in other financial institutions (leasing and general services companies) added value, as did banks in regions seen as more stable globally (Australia and Switzerland). Holdings in utilities and telecommunications also benefited the LSV portion of the Fund.

What impact did Thornburg’s strategy have on the Fund’s performance?

Thornburg seeks companies trading at a discount to what it believes are their intrinsic value. It tries to cut risk by exposing the portfolio to traditional, relative, and/or deep value stocks. Thornburg uses quantitative screens based upon metrics such as price/earnings and price to cash/flow to identify attractive prospects. It then performs fundamental research on the firms, including visiting their management, peers, competitors, and suppliers. It also searches for investment value among firms not identified by the screening process.

•

The Thornburg portion of the Fund slightly underperformed the MSCI EAFE ND Index due primarily to poor stock selection in the financials sector and, to a lesser extent, in the materials sector. This impact was offset somewhat by a strong relative performance from Thornburg’s holdings in the consumer discretionary and industrials sectors. Another key detractor from its relative performance was its underweight exposure to Japan compared to the MSCI EAFE ND Index and exposure to China.

•	Thornburg was rewarded for overweighting stocks with positive price momentum and underweighting highly leveraged companies.

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How did derivatives exposure affect the Fund’s performance?

Thornburg uses forward contracts to prevent currency movements from undermining stock positions in its portfolio. (LSV does not use derivatives to manage its portion of the Fund.)

•

Thornburg evaluates the need for hedging on a stock-by-stock basis, considering how each company might be affected by currency movements. It hedges where it believes there is significant risk of a major adverse currency movement. Overall, foreign exchange hedging had a slightly negative effect on the Fund for the period.

Prudential International Value Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Value Fund		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$827.50	1.84%	$8.48
	Hypothetical	$1,000.00	$1,015.88	1.84%	$9.35

Class B	Actual	$1,000.00	$824.40	2.57%	$11.82
	Hypothetical	$1,000.00	$1,012.10	2.57%	$13.03

Class C	Actual	$1,000.00	$824.60	2.59%	$11.91
	Hypothetical	$1,000.00	$1,012.10	2.59%	$13.14

Class Z	Actual	$1,000.00	$828.80	1.60%	$7.38
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential International Value Fund	11

Portfolio of Investments

as of October 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.0%
COMMON STOCKS 96.0%

Australia 4.6%
33,100	Bendigo and Adelaide Bank Ltd.	$326,840
18,052	BHP Billiton Ltd.	706,636
61,388	BlueScope Steel Ltd.	53,704
12,700	Caltex Australia Ltd.	176,377
82,600	Challenger Ltd.	393,766
71,625	Downer EDI Ltd.	227,457
253,200	Emeco Holdings Ltd.	262,312
171,558	Goodman Fielder Ltd.	99,772
77,000	Metcash Ltd.	336,960
24,000	National Australia Bank Ltd.	641,024
176,200	OneSteel Ltd.	224,086
88,300	Pacific Brands Ltd.	55,168
6,200	Rio Tinto Ltd.	445,122
37,100	Tabcorp Holdings Ltd.	114,075
135,500	Telstra Corp. Ltd.	439,958

		4,503,257

Austria 0.6%
10,700	OMV AG	372,856
5,700	Voestalpine AG	195,846

		568,702

Belgium 0.6%
32,700	AGFA-Gevaert NV*	81,684
7,300	Delhaize Group SA	476,838
4,935	Dexia NV/SA*	3,828

		562,350

Brazil 1.4%
86,410	BM&FBOVESPA SA	519,914
14,217	Embraer SA, ADR	395,517
22,900	Natura Cosmeticos SA	446,836

		1,362,267

Canada 2.6%
11,370	Canadian National Railway Co.	890,664
17,200	Canadian Natural Resources Ltd.	606,724
13,711	Cenovus Energy, Inc.	469,620

See Notes to Financial Statements.

Prudential International Value Fund	13

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Canada (cont’d.)
13,660	Potash Corp. of Saskatchewan, Inc.	$646,528

		2,613,536

Cayman Islands 0.5%
20,969	Tencent Holdings Ltd.	484,962

China 2.0%
143,404	China Life Insurance Co. Ltd. (Class H Stock)	370,756
281,529	China Merchants Bank Co. Ltd. (Class H Stock)	568,453
20,000	Citi Securities Co. Ltd. (Class H Stock)*	39,852
830,300	Industrial & Commercial Bank of China Ltd. (Class H Stock)	518,492
167,399	Sinopharm Group Co. Ltd. (Class H Stock)	455,648

		1,953,201

Denmark 1.4%
7,700	Danske Bank A/S*	105,278
13,600	H. Lundbeck A/S	274,235
9,965	Novo Nordisk A/S (Class B Stock)	1,057,949

		1,437,462

Finland 0.5%
34,900	Nokia Oyj	234,848
13,700	Tieto Oyj	216,906

		451,754

France 8.2%
7,296	Air Liquide SA	942,040
20,000	AXA SA	321,679
8,100	BNP Paribas	361,704
2,700	Ciments Francais SA	238,462
37,707	Credit Agricole SA	291,865
9,900	France Telecom SA	177,990
7,275	LVMH Moet Hennessy Louis Vuitton SA	1,205,789
13,784	Publicis Groupe SA	664,955
3,900	Rallye SA	124,694
4,600	Renault SA	192,198
13,760	Sanofi	984,377
12,000	SCOR SE	279,559
5,863	Societe Generale	167,868
5,900	Thales SA	208,076

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

France (cont’d.)
16,400	Total SA	$855,707
5,100	Valeo SA	255,996
4,100	Vallourec SA	248,609
26,900	Vivendi SA	601,119

		8,122,687

Germany 9.9%
15,190	Adidas AG	1,069,783
11,900	Allianz SE	1,324,019
3,300	Aurubis AG	186,190
8,700	BASF SE	635,064
3,100	Bayer AG	197,507
7,500	Daimler AG	380,918
8,700	Deutsche Bank AG	359,733
12,200	E.ON AG	294,203
13,228	Fresenius Medical Care AG & Co. KGaA	963,603
4,300	Hannover Rueckversicherung AG	211,709
4,100	Merck KGaA	382,590
100	MTU Aero Engines Holding AG	6,697
2,700	Muenchener Rueckversicherungs-Gesellschaft AG	361,582
5,100	Rheinmetall AG	270,473
7,300	RWE AG	311,177
20,118	SAP AG	1,216,494
9,400	Siemens AG	985,316
12,300	ThyssenKrupp AG	352,378
1,700	Volkswagen AG	265,854

		9,775,290

Hong Kong 2.7%
103,000	Cathay Pacific Airways Ltd.	186,963
314,120	Chaoda Modern Agriculture Holdings Ltd.	25,473
458,717	CNOOC Ltd.	867,140
388,800	First Pacific Co. Ltd.	405,054
49,348	Hong Kong Exchanges and Clearing Ltd.	836,542
58,100	Kingboard Chemical Holdings Ltd.	198,447
68,200	Yue Yuen Industrial Holdings Ltd.	194,231

		2,713,850

Ireland 0.6%
20,600	Allied Irish Banks PLC*	2,850

See Notes to Financial Statements.

Prudential International Value Fund	15

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Ireland (cont’d.)
29,500	Bank of Ireland*	$4,153
11,800	Covidien PLC	555,072
15,600	Irish Life & Permanent Group Holdings PLC*	713

		562,788

Israel 2.0%
62,300	Bank Hapoalim BM	241,478
9,500	Check Point Software Technologies Ltd.*	547,485
6,200	Elbit Systems Ltd.	274,447
22,014	Teva Pharmaceutical Industries Ltd., ADR	899,272

		1,962,682

Italy 1.8%
14,400	Banco Popolare Scarl	21,371
124,700	Enel SpA	588,347
35,100	ENI SpA	775,848
15,200	Finmeccanica SpA	104,183
5,500	Fondiaria-SAI SpA	12,084
251,900	Telecom Italia SpA	313,433

		1,815,266

Japan 16.6%
8,373	Alpine Electronics, Inc.	98,321
11,400	Aoyama Trading Co. Ltd.	180,081
6,600	Asahi Group Holdings Ltd.	135,109
15,366	Canon, Inc.	697,583
9,800	Circle K Sunkus Co. Ltd.	159,779
22,500	COMSYS Holdings Corp.	220,234
294	Dai-ichi Life Insurance Co. Ltd. (The)	334,808
3,374	Fanuc Corp.	545,543
73,900	Fukuoka Financial Group, Inc.	286,143
8,700	Fuyo General Lease Co. Ltd.	298,940
21,600	Heiwa Corp.	357,934
12,800	Hitachi Capital Corp.	156,414
7,100	Itochu Techno-Solutions Corp.	307,421
57,894	JX Holdings, Inc.	337,226
183	KDDI Corp.	1,340,540
16,700	Keihin Corp.	257,586
38,345	Komatsu Ltd.	948,073
50,100	Kurabo Industries Ltd.	95,010

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
20,400	Kyorin Holdings, Inc.	$375,373
25,600	Kyowa Exeo Corp.	225,183
88,000	Marubeni Corp.	512,210
5,400	Miraca Holdings, Inc.	205,944
5,900	Mitsubishi Corp.	121,345
191,000	Mitsubishi UFJ Financial Group, Inc.	830,074
25,800	Mitsui & Co. Ltd.	376,539
248,700	Mizuho Financial Group, Inc.	348,103
56,600	Nichirei Corp.	251,226
14,700	Nippon Electric Glass Co. Ltd.	131,877
22,800	Nippon Shokubai Co. Ltd.	232,542
12,300	Nippon Telegraph & Telephone Corp.	630,939
78,700	Nishi-Nippon City Bank Ltd. (The)	214,622
29,400	Nissan Shatai Co. Ltd.	263,581
300	NTT DoCoMo, Inc.	532,813
3,400	Sankyo Co. Ltd.	177,673
49,800	Sankyu, Inc.	197,182
29,400	Seino Holdings Co. Ltd.	220,570
13,500	Shimachu Co. Ltd.	291,170
25,400	Shizuoka Gas Co. Ltd.	153,526
5,200	Sumitomo Bakelite Co. Ltd.	30,447
44,400	Sumitomo Corp.	549,723
17,900	Sumitomo Mitsui Financial Group, Inc.	500,332
14,006	Sumitomo Mitsui Trust Holdings, Inc.	47,930
9,400	Takeda Pharmaceutical Co. Ltd.	423,765
52,600	Toagosei Co. Ltd.	234,948
16,700	Toppan Forms Co. Ltd.	130,710
26,370	Toyota Motor Corp.	875,505
18,300	Toyota Tsusho Corp.	288,780
44,900	Yokohama Rubber Co. Ltd. (The)	256,298

		16,387,675

Mexico 0.6%
249,556	Wal-Mart de Mexico SAB de CV (Class V Stock)	644,161

Netherlands 3.4%
18,800	Aegon NV	89,656
80,900	ING Groep NV, CVA*	697,437
19,500	Koninklijke Ahold NV	249,139
8,300	Koninklijke DSM NV	424,727

See Notes to Financial Statements.

Prudential International Value Fund	17

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Netherlands (cont’d.)
21,300	Koninklijke KPN NV	$278,879
8,366	Koninklijke Philips Electronics NV	174,153
2,000	Nutreco NV	132,878
13,769	Schlumberger Ltd.	1,011,609
11,700	Yandex NV (Class A Stock)*	321,984

		3,380,462

New Zealand 0.2%
279,800	Air New Zealand Ltd.	236,469

Norway 0.7%
15,500	Cermaq ASA*	171,925
20,700	DnB NOR ASA	239,437
9,700	Statoil ASA	246,128

		657,490

South Korea 1.1%
5,443	Hyundai Motor Co.	1,096,157

Spain 2.7%
28,659	Banco Bilbao Vizcaya Argentaria SA	257,929
19,900	Banco Espanol de Credito SA	117,829
73,500	Banco Santander SA	622,094
20,300	Repsol YPF SA	611,024
50,304	Telefonica SA	1,069,041

		2,677,917

Sweden 1.9%
31,600	Boliden AB	449,239
13,800	Electrolux AB (Class B Stock)	256,962
25,116	Hennes & Mauritz AB (Class B Stock)	830,444
5,500	NCC AB (Class B Stock)	100,802
16,500	Svenska Cellulosa AB (Class B Stock)	240,876

		1,878,323

Switzerland 7.7%
4,500	Baloise Holding AG	366,551
14,084	Clariant AG*	152,517
37,700	Credit Suisse Group AG*	1,087,307
500	Georg Fischer AG*	207,181

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Switzerland (cont’d.)
12,133	Julius Baer Group Ltd.*	$455,895
19,300	Nestle SA	1,116,268
32,367	Novartis AG	1,823,404
4,900	Roche Holding AG	803,940
700	Swatch Group AG (The)	294,691
2,100	Swiss Life Holding AG*	257,916
6,400	Swiss Re Ltd.*	349,430
1,400	Verwaltungs-und Privat-Bank AG	141,069
2,500	Zurich Financial Services AG*	576,109

		7,632,278

Taiwan 0.8%
34,191	HTC Corp.	768,393

Turkey 0.4%
122,100	Turkiye Garanti Bankasi A/S	428,396

United Kingdom 20.5%
50,858	ARM Holdings PLC	477,194
20,700	AstraZeneca PLC	993,788
60,800	Aviva PLC	331,698
115,600	BAE Systems PLC	512,644
85,481	Barclays PLC	264,986
75,157	Beazley PLC	151,610
34,400	Berendsen PLC	256,294
47,644	BG Group PLC	1,033,112
116,400	BP PLC	856,567
24,296	British American Tobacco PLC	1,113,978
243,400	BT Group PLC	734,392
22,573	Carnival PLC	825,933
38,100	Cookson Group PLC	292,857
29,400	Dairy Crest Group PLC	163,032
38,000	Drax Group PLC	330,792
97,800	DS Smith PLC	334,130
30,100	GlaxoSmithKline PLC	675,514
98,900	Home Retail Group PLC	159,587
55,000	Intermediate Capital Group PLC	215,360
165,503	Kingfisher PLC	685,694
234,900	Legal & General Group PLC	413,802
123,600	Logica PLC	185,468

See Notes to Financial Statements.

Prudential International Value Fund	19

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
24,800	Marks & Spencer Group PLC	$127,859
48,900	Marston’s PLC	76,033
35,300	Mondi PLC	268,479
8,700	Next PLC	356,579
163,200	Old Mutual PLC	286,927
29,034	Pearson PLC	533,378
19,673	Reckitt Benckiser Group PLC	1,009,808
2,021,010	Rolls-Royce Holdings PLC (Class C Stock)*	3,250
29,290	Rolls-Royce Holdings PLC*	329,702
46,900	Royal Dutch Shell PLC (Class B Stock)	1,682,683
100,287	RSA Insurance Group PLC	179,098
14,457	SABMiller PLC	526,526
43,857	Standard Chartered PLC	1,023,372
167,579	Tesco PLC	1,080,450
56,900	Thomas Cook Group PLC	47,214
50,700	Tullett Prebon PLC	285,886
355,800	Vodafone Group PLC	987,944
84,500	WM Morrison Supermarkets PLC	409,776

		20,223,396

	Total common stocks (cost $90,004,987)	94,901,171

PREFERRED STOCK 1.0%

Germany
5,492	Volkswagen AG, 1.81% (PRFC) (cost $473,650)	956,430

	Total long-term investments (cost $90,478,637)	95,857,601

SHORT-TERM INVESTMENT 2.3%

Affiliated Money Market Mutual Fund
2,284,653	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $2,284,653)(a)	2,284,653

	Total Investments 99.3% (cost $92,763,290; Note 5)	98,142,254
	Other assets in excess of liabilities(b) 0.7%	722,897

	Net Assets 100%	$98,865,151

See Notes to Financial Statements.

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The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

PRFC—Preference Shares

EUR—Euro

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(b)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2011:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 11/09/11	Citigroup Global Markets	EUR	759	$1,090,409	$1,050,273	$40,136
Expiring 11/09/11	State Street Bank	EUR	1,049	1,503,056	1,451,096	51,960

				$2,593,465	$2,501,369	$92,096

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential International Value Fund	21

Portfolio of Investments

as of October 31, 2011 continued

The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$4,503,257	$—
Austria	—	568,702	—
Belgium	—	562,350	—
Brazil	1,362,267	—	—
Canada	2,613,536	—	—
Cayman Islands	—	484,962	—
China	39,852	1,913,349	—
Denmark	—	1,437,462	—
Finland	—	451,754	—
France	—	8,122,687	—
Germany	—	9,775,290	—
Hong Kong	—	2,688,377	25,473
Ireland	558,635	4,153	—
Israel	1,446,757	515,925	—
Italy	—	1,815,266	—
Japan	—	16,387,675	—
Mexico	644,161	—	—
Netherlands	1,333,593	2,046,869	—
New Zealand	—	236,469	—
Norway	—	657,490	—
South Korea	—	1,096,157	—
Spain	—	2,677,917	—
Sweden	—	1,878,323	—
Switzerland	141,069	7,491,209	—
Taiwan	—	768,393	—
Turkey	—	428,396	—
United Kingdom	—	20,223,396	—
Preferred Stock—Germany	—	956,430	—
Affiliated Money Market Mutual Fund	2,284,653	—	—
Other Financial Instruments*
Foreign Forward Currency Exchange Contracts	—	92,096	—

Total	$10,424,523	$87,784,354	$25,473

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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Fair Value of Level 2 investments at 10/31/10 was $0. $148,619,868 was transferred into Level 2 from Level 1 at 10/31/11 as a result of using third-party vendor modeling tools due to significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2011 were as follows:

Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	9.4
Telecommunications	7.6
Insurance	7.0
Financial—Bank & Trust	6.4
Food & Beverage	5.3
Automobile Manufacturers	4.2
Retail & Merchandising	3.9
Banks	3.8
Chemicals	3.5
Metals & Mining	2.9
Diversified Financial Services	2.5
Affiliated Money Market Mutual Fund	2.3
Holding Companies—Diversified	1.9
Computer Services & Software	1.9
Distribution/Wholesale	1.9
Machinery & Equipment	1.9
Aerospace/Defense	1.8
Entertainment & Leisure	1.6
Miscellaneous Manufacturing	1.4
Apparel	1.4
Transportation	1.3
Utilities	1.2
Media & Entertainment	1.1
Tobacco	1.1%
Consumer Products & Services	1.1
Automotive Parts	1.1
Healthcare Providers & Services	1.0
Forest & Paper Products	0.8
Internet	0.8
Engineering & Construction	0.7
Office Equipment	0.7
Advertising	0.7
Commercial Services	0.7
Healthcare Products	0.6
Software	0.6
Semiconductors	0.5
Cosmetics/Personal Care	0.5
Financial Services	0.5
Airlines	0.4
Electronic Components & Equipment	0.4
Home Furnishings	0.3
Building Materials	0.2

99.3
Other assets in excess of liabilities	0.7

100.0%

The Series invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments were equity risk and foreign exchange risk.

The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential International Value Fund	23

Portfolio of Investments

as of October 31, 2011 continued

Fair values of derivative instruments as of October 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$92,096	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(809,944)	$(809,944)
Equity contracts	(129,156)	—	(129,156)

Total	$(129,156)	$(809,944)	$(939,100)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$720,246	$720,246
Equity contracts	(80,624)	—	(80,624)

Total	$(80,624)	$720,246	$639,622

For the year ended October 31, 2011, the Series’ average volume of derivative activities are as follows:

Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)
$2,381,543	$4,491,364

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2011	ANNUAL REPORT

Prudential International Value Fund

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value:
Unaffiliated investments (cost $90,478,637)	$95,857,601
Affiliated investments (cost $2,284,653)	2,284,653
Foreign currency, at value (cost $13,717)	13,929
Dividends and interest receivable	624,849
Receivable for investments sold	270,219
Unrealized appreciation on foreign currency forward contracts	92,096
Receivable for Fund shares sold	55,524
Prepaid expenses	1,880

Total assets	99,200,751

Liabilities
Accrued expenses	130,708
Payable for Fund shares reacquired	90,106
Advisory fee payable	81,667
Affiliated transfer agent fee payable	18,552
Distribution fee payable	14,567

Total liabilities	335,600

Net assets	$98,865,151

Net assets were comprised of:
Common stock, at par value	$52,593
Paid-in capital in excess of par	117,928,870

117,981,463
Undistributed net investment income	1,565,160
Accumulated net realized loss on investment and foreign currency transactions	(26,179,213)
Net unrealized appreciation on investments and foreign currencies	5,497,741

Net assets, October 31, 2011	$98,865,151

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($38,857,540 ÷ 2,066,639 shares of common stock issued and outstanding)	$18.80
Maximum sales charge (5.5% of offering price)	1.09

Maximum offering price to public	$19.89

Class B:
Net asset value, offering price and redemption price per share ($1,974,921 ÷ 110,133 shares of common stock issued and outstanding)	$17.93

Class C:
Net asset value, offering price and redemption price per share ($5,946,658 ÷ 331,092 shares of common stock issued and outstanding)	$17.96

Class Z:
Net asset value, offering price and redemption price per share ($52,086,032 ÷ 2,751,462 shares of common stock issued and outstanding)	$18.93

See Notes to Financial Statements.

Prudential International Value Fund	27

Statement of Operations

Year Ended October 31, 2011

Net Investment Income
Investment Income
Unaffiliated dividend income (net of foreign withholding taxes of $342,540)	$3,878,430
Affiliated dividend income	4,140

Total income	3,882,570

Expenses
Advisory fee	1,330,603
Distribution fee—Class A	110,422
Distribution fee—Class B	26,512
Distribution fee—Class C	66,902
Transfer agent’s fee and expenses (including affiliated expense of $165,800)	227,000
Custodian’s fees and expenses	206,000
Registration fees	52,000
Legal fees and expenses	47,000
Reports to shareholders	35,000
Audit fees	30,000
Directors’ fees	15,000
Insurance fees	4,000
Interest expense (Note 7)	792
Miscellaneous	40,143

Total expenses	2,191,374

Net investment income	1,691,196

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (Note 8)	11,544,445
Foreign currency transactions	(770,353)

10,774,092

Net change in unrealized appreciation (depreciation) on:
Investments	(13,460,882)
Foreign currencies	672,180

(12,788,702)

Net loss on investments and foreign currencies	(2,014,610)

Net Decrease In Net Assets Resulting From Operations	$(323,414)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,691,196	$2,522,160
Net realized gain (loss) on investment and foreign currency transactions	10,774,092	(654,388)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,788,702)	19,531,537

Net increase in net assets resulting from operations	(323,414)	21,399,309

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(376,129)	(304,699)
Class B	(5,738)	(1,944)
Class C	(12,666)	(3,666)
Class Z	(1,693,194)	(1,196,167)

	(2,087,727)	(1,506,476)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	27,552,858	37,559,143
Net asset value of shares issued in reinvestment of dividends and distributions	2,073,598	1,495,770
Cost of shares reacquired	(142,888,872)	(38,267,943)

Net increase (decrease) in net assets from Series share transactions	(113,262,416)	786,970

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	329,878

Total increase (decrease)	(115,673,557)	21,009,681

Net Assets
Beginning of year	214,538,708	193,529,027

End of year(a)	$98,865,151	$214,538,708

(a) Includes undistributed net investment income of:	$1,565,160	$2,707,642

See Notes to Financial Statements.

Prudential International Value Fund	29

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company and currently consists of three series: Prudential International Value Fund (the “Series”), Prudential International Equity Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to Prudential International Value Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes. The Series is diversified.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’

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normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term securities of sufficient credit quality, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at fair value.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential International Value Fund	31

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to

32	Visit our website at www.prudentialfunds.com

hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements

Prudential International Value Fund	33

Notes to Financial Statements

continued

of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, 0.95% of the next $700 million of average daily net assets and 0.90% of average daily net assets in excess of $1 billion of the Series. The effective management fee rate as of October 31, 2011 was 1.00%.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by

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PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Through February 28, 2013, PIMS contractually agreed to limit such fee to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $34,396 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2011. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended October 31, 2011, it received $4,743 and $158 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Series’ transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2 registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2011 were $33,616,271 and $32,464,429, respectively.

Prudential International Value Fund	35

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the tax year ended October 31, 2011 the adjustments were to decrease undistributed net investment income by $745,951, increase accumulated net realized loss on investment and foreign currency transactions by $6,741,882 and increase paid-in-capital in excess of par by $7,487,833 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies and in-kind distributions for shareholder redemptions. Net investment income, net realized gain and net assets were not affected by this change.

For the years ended October 31, 2011 and 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $2,087,727 and $1,506,476 of ordinary income, respectively.

As of October 31, 2011, the accumulated undistributed earnings on a tax basis was $1,657,256 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2011 of approximately $25,464,000 of which $24,487,000 expires in 2017, and $977,000 expires in 2018. The Series utilized capital loss carryforward to offset net taxable capital gains realized in the fiscal year ended October 31, 2011 of approximately $3,208,000. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment

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losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2011 was as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$93,478,495	$17,364,899	$(12,701,140)	$4,663,759	$26,682	$4,690,441

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and mark-to-market of open passive foreign investment companies.

Management has analyzed the Series‘ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement, and/or benefit plans. Under certain limited circumstances, an exchange may be made from Class A, Class B or Class C to Class Z shares of the Series. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at

Prudential International Value Fund	37

Notes to Financial Statements

continued

net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 250 million shares of common stock at $0.01 par value per share, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 75 million, 50 million, 50 million and 75 million authorized shares, respectively.

For the year ended October 31, 2010, the Series received $329,878 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Series’ Statement of Changes in Net Assets. The Fund was not involved in the proceedings or the calculation of the payment.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	174,148	$3,564,449
Shares issued in reinvestment of dividends and distributions	18,196	363,555
Shares reacquired	(405,920)	(8,369,754)

Net increase (decrease) in shares outstanding before conversion	(213,576)	(4,441,750)
Shares issued upon conversion from Class B	33,177	671,705

Net increase (decrease) in shares outstanding	(180,399)	$(3,770,045)

Year ended October 31, 2010:
Shares sold	250,295	$4,667,067
Shares issued in reinvestment of dividends and distributions	15,329	295,084
Shares reacquired	(527,727)	(9,884,143)

Net increase (decrease) in shares outstanding before conversion	(262,103)	(4,921,992)
Shares issued upon conversion from Class B	18,751	346,361

Net increase (decrease) in shares outstanding	(243,352)	$(4,575,631)

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Class B	Shares	Amount
Year ended October 31, 2011:
Shares sold	11,306	$223,306
Shares issued in reinvestment of dividends and distributions	281	5,390
Shares reacquired	(26,475)	(519,188)

Net increase (decrease) in shares outstanding before conversion	(14,888)	(290,492)
Shares reacquired upon conversion into Class A	(34,655)	(671,705)

Net increase (decrease) in shares outstanding	(49,543)	$(962,197)

Year ended October 31, 2010:
Shares sold	25,281	$452,751
Shares issued in reinvestment of dividends and distributions	98	1,815
Shares reacquired	(63,830)	(1,130,992)

Net increase (decrease) in shares outstanding before conversion	(38,451)	(676,426)
Shares reacquired upon conversion into Class A	(19,560)	(346,361)

Net increase (decrease) in shares outstanding	(58,011)	$(1,022,787)

Class C
Year ended October 31, 2011:
Shares sold	33,601	$667,489
Shares issued in reinvestment of dividends and distributions	649	12,462
Shares reacquired	(55,107)	(1,085,844)

Net increase (decrease) in shares outstanding	(20,857)	$(405,893)

Year ended October 31, 2010:
Shares sold	28,606	$505,699
Shares issued in reinvestment of dividends and distributions	193	3,567
Shares reacquired	(101,874)	(1,808,306)

Net increase (decrease) in shares outstanding	(73,075)	$(1,299,040)

Class Z
Year ended October 31, 2011:
Shares sold	1,145,232	$23,097,614
Shares issued in reinvestment of dividends and distributions	84,356	1,692,191
Shares reacquired	(6,266,505)	(132,914,086)

Net increase (decrease) in shares outstanding	(5,036,917)	$(108,124,281)

Year ended October 31, 2010:
Shares sold	1,740,604	$31,933,626
Shares issued in reinvestment of dividends and distributions	61,869	1,195,304
Shares reacquired	(1,357,924)	(25,444,502)

Net increase (decrease) in shares outstanding	444,549	$7,684,428

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of

Prudential International Value Fund	39

Notes to Financial Statements

continued

banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Companies pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Companies had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these is contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed on substantially similar terms with an increase in the amount of commitment to $900 million.

The Series utilized the line of credit during the year ended October 31, 2011. The average daily balance for the 28 days the Series had loans outstanding during the period was approximately $690,000, borrowed at a weighted average interest rate of 1.50%. At October 31, 2011, the Series did not have an outstanding loan amount.

Note 8. In-Kind Redemption

During the year ended October 31, 2011, the Series settled the redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash. The value of such securities was $112,688,510. The Series realized a gain of $8,016,394 related to the in-kind redemption transactions, which amount is included in the Statement of Operations under “Realized gain (loss) on investment and foreign currency transactions”. Such gain is excluded from calculation of the Series’ taxable gain for federal income tax purposes.

Note 9. Dividends to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 2, 2011 to shareholders of record on December 5, 2011. The ex-dividend date was December 6, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.3019
Class B	$0.1592
Class C	$0.1592
Class Z	$0.3523

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Note 10. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential International Value Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.29	$18.45	$15.28	$34.10	$27.12
Income (loss) from investment operations:
Net investment income	.32	.22	.20	.44	.51
Net realized and unrealized gain (loss) on investments	(1.64)	1.71	3.59	(14.93)	7.85
Total from investment operations	(1.32)	1.93	3.79	(14.49)	8.36
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.12)	(.62)	(.38)	(.03)
Distributions from net realized gains	-	-	-	(3.95)	(1.35)
Total dividends and distributions	(.17)	(.12)	(.62)	(4.33)	(1.38)
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of year	$18.80	$20.29	$18.45	$15.28	$34.10
Total Return(a):	(6.56)%	10.68%	26.03%	(48.33)%	32.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$38,858	$45,598	$45,945	$40,580	$91,221
Average net assets (000)	$44,169	$44,626	$39,582	$71,618	$84,344
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.78%	1.66%	1.65%	1.56%	1.57%
Expenses, excluding distribution and service (12b-1) fees	1.53%	1.41%	1.40%	1.31%	1.32%
Net investment income	1.56%	1.17%	1.30%	1.79%	1.74%
For Class A, B, C and Z shares:
Portfolio turnover rate	25%	40%	40%	27%	44%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confrom to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class B Shares
	Year Ended October 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.37	$17.64	$14.58	$32.73	$26.24
Income (loss) from investment operations:
Net investment income	.16	.08	.08	.24	.24
Net realized and unrealized gain (loss) on investments	(1.56)	1.63	3.45	(14.29)	7.60
Total from investment operations	(1.40)	1.71	3.53	(14.05)	7.84
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.01)	(.47)	(.15)	-
Distributions from net realized gains	-	-	-	(3.95)	(1.35)
Total dividends and distributions	(.04)	(.01)	(.47)	(4.10)	(1.35)
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of year	$17.93	$19.37	$17.64	$14.58	$32.73
Total Return(a):	(7.26)%	9.86%	25.11%	(48.74)%	31.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,975	$3,093	$3,839	$5,143	$16,279
Average net assets (000)	$2,651	$3,314	$3,985	$10,730	$16,627
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.52%	2.41%	2.40%	2.31%	2.32%
Expenses, excluding distribution and service (12b-1) fees	1.52%	1.41%	1.40%	1.31%	1.32%
Net investment income	.81%	.43%	.58%	1.01%	.84%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confrom to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential International Value Fund	43

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.40	$17.66	$14.60	$32.77	$26.27
Income (loss) from investment operations:
Net investment income	.16	.07	.08	.24	.27
Net realized and unrealized gain (loss) on investments	(1.56)	1.65	3.45	(14.31)	7.58
Total from investment operations	(1.40)	1.72	3.53	(14.07)	7.85
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.01)	(.47)	(.15)	-
Distributions from net realized gains	-	-	-	(3.95)	(1.35)
Total dividends and distributions	(.04)	(.01)	(.47)	(4.10)	(1.35)
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of year	$17.96	$19.40	$17.66	$14.60	$32.77
Total Return(a):	(7.25)%	9.91%	25.08%	(48.74)%	31.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,947	$6,828	$7,507	$7,355	$17,938
Average net assets (000)	$6,690	$6,760	$6,807	$13,571	$16,297
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.53%	2.41%	2.40%	2.31%	2.32%
Expenses, excluding distribution and service (12b-1) fees	1.53%	1.41%	1.40%	1.31%	1.32%
Net investment income	.81%	.42%	.58%	1.04%	.94%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confrom to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended October 31,
	2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.42	$18.55	$15.37	$34.30	$27.26
Income (loss) from investment operations:
Net investment income	.24	.26	.24	.50	.60
Net realized and unrealized gain (loss) on investments	(1.51)	1.74	3.62	(15.02)	7.89
Total from investment operations	(1.27)	2.00	3.86	(14.52)	8.49
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.16)	(.68)	(.46)	(.10)
Distributions from net realized gains	-	-	-	(3.95)	(1.35)
Total dividends and distributions	(.22)	(.16)	(.68)	(4.41)	(1.45)
Capital Contributions (Note 6)	-	.03	-	-	-
Net asset value, end of year	$18.93	$20.42	$18.55	$15.37	$34.30
Total Return(a):	(6.30)%	11.01%	26.41%	(48.23)%	32.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$52,086	$159,020	$136,238	$115,710	$234,828
Average net assets (000)	$79,550	$139,023	$115,310	$186,380	$206,798
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.47%	1.41%	1.40%	1.31%	1.32%
Expenses, excluding distribution and service (12b-1) fees	1.47%	1.41%	1.40%	1.31%	1.32%
Net investment income	1.16%	1.41%	1.58%	2.06%	2.02%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confrom to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential International Value Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Value Fund (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

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Tax Information

(Unaudited)

We are required by Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Series during such fiscal year. We are advising you in the fiscal year ended October 31, 2011, the Series paid ordinary income dividends of $0.17, $0.04, $0.04 and $0.22 per share from Class A, B, C and Z shares, respectively.

For the fiscal year ended October 31, 2011, the Series designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2011, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $342,540 foreign tax credit from recognized foreign source income of $4,202,028.

In January 2012, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2011.

Prudential International Value Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential International Value Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

*Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

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(1) The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential International Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Value Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, LSV and Thornburg. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Prudential International Value Fund is a series of Prudential World Fund, Inc.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and LSV and Thornburg, and also reviewed the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of

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the Fund’s portfolio. The Board was provided with information pertaining to PI’s, LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, LSV and Thornburg under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (a blend of the Lipper International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes)2 was in the second quartile over the one-, three-, five- and 10-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fees (which reflect any subsidies, waivers or expense caps) and the Fund’s total expenses both ranked in the Expense Group’s third quartile. The Board noted that the Fund’s actual management fees were 5 basis points higher than the Expense Group median, while the Fund’s total expenses were 6 basis points higher than the Expense Group median. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of

[2]

Although Lipper classifies the Fund in its International Large-Cap Core Funds Performance Universe, the International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes were utilized because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board considered information about the profitability of LSV or Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, LSV and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thorrnburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI, LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management	155 North Wacker Drive 46th Floor Chicago, IL 60606
	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    0215366-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

Emerging market bond

Objective

Total return, through a combination of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Director of the Prudential Emerging Markets Debt Local Currency Fund (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Director of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Emerging Markets Debt Local Currency Fund

Prudential Emerging Markets Debt Local Currency Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 4.50%. Gross operating expenses: Class A, 2.81%; Class C, 3.52%; Class Q, 2.67%; Class Z, 2.72%. Net operating expenses: Class A, 1.30%; Class C, 2.05%; Class Q, 1.05%; Class Z, 1.05%, after contractual reduction through 2/28/2013.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
Since Inception
Class A	–3.14%
Class C	–2.72
Class Q	–3.14
Class Z	–3.14
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	0.36
Lipper Average	1.64

Average Annual Total Returns (With Sales Charges) as of 9/30/11
Since Inception
Class A	N/A
Class C	N/A
Class Q	N/A
Class Z	N/A
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	N/A
Lipper Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/11
Since Inception
Class A	N/A
Class C	N/A
Class Q	N/A
Class Z	N/A

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Average Annual Total Returns (Without Sales Charges) as of 10/31/11
Since Inception
Class A	N/A
Class C	N/A
Class Q	N/A
Class Z	N/A

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Emerging Markets Debt Local Currency Fund (Class A shares) with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2011), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2013, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The performance data featured represents past performance for a period of less than one year. While past performance is never an indication of future results, short periods of performance may be particularly unrepresentative of long-term performance for certain types of funds.

Inception date: 3/30/11

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Q and Class Z shares are not subject to a CDSC or 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index

The JP Morgan GBI-EM Global Diversified Index (GBI-EM Global Diversified), an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Lipper Emerging Markets Debt Funds Average

Funds in the Lipper Emerging Markets Debt Funds Average seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measure.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 10/31/11
	Total Distributions Paid during the Period	30-Day SEC Yield
Class A	$0.34	4.91%
Class C	0.33	4.37
Class Q	0.33	5.42
Class Z	0.33	5.41

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Five Largest Issues expressed as a percentage of net assets as of 10/31/11
Brazil Notas Do Tesouro Nacional, Notes, Ser. NTN-F, 10.000%, 01/01/13	4.9%
Poland Government Bond, Bonds, Ser. 1019, 5.500%, 10/25/19	3.8
Eskom Holdings Ltd., Notes, MTN, 10.000%, 01/25/23	3.6
Poland Government Bond, Bonds, Ser. 0415, 5.500%, 04/25/15	3.5
South Africa Government Bond, Bonds, Ser. R186, 10.500%, 12/21/26	3.2

Issues reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 10/31/11
A	17.3%
Baa	42.9
Ba	10.0
B	2.0
Not Rated	23.0
Total Investments	95.2
Other assets in excess of liabilities	4.8
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Emerging Markets Debt Local Currency Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Emerging Markets Debt Local Currency Fund Class A shares declined 3.14% in U.S. dollar terms for the reporting period from inception on March 30, 2011 through October 31, 2011. The Class A shares underperformed the benchmark, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index), which returned 0.36% in U.S. dollar terms. The Class A shares also lagged the Lipper Emerging Markets Debt Funds Average, which returned 1.64%.

How is the Fund managed?

Prudential Fixed Income’s dedicated team of emerging markets specialists manages the Fund, which seeks current income and capital appreciation by investing at least 80% of its investable assets in currencies of, and fixed income instruments denominated in currencies of, emerging market countries. The team, which has been managing emerging markets fixed income portfolios since 1996, draws upon Prudential’s global network of economists, analysts, and asset managers to evaluate the best investment opportunities in emerging market currencies and emerging market bonds denominated in local currencies.

How did local currency-denominated government bonds of emerging market countries perform?

The performance of these government bond markets was affected by dramatic changes in investor risk appetite, which were largely driven by economic and political problems in the developed world.

•

Emerging market government bonds denominated in local currencies delivered a single-digit gain overall for the second quarter of 2011 in U.S. dollar terms. However, market returns were somewhat volatile, reflecting concerns about the latest flare up in a sovereign-debt crisis in the euro zone centered in Greece and other geographically peripheral nations in that region. Other key sources of anxiety were the potential for the U.S. economy to slip into a double-dip recession, the end of a massive bond-buying program by the Federal Reserve that was intended to help boost growth, and fear that the U.S. government might technically default on its debt. Nevertheless, global investors remained optimistic about the healthy state of emerging market fundamentals.

•

Market conditions grew increasingly volatile during the third quarter as European policymakers struggled to contain the crisis in the euro zone and investors continued to fear the U.S. economy was headed for a double-dip recession. A flight to safety, which had begun in the spring, gained momentum during the summer as risk-averse investors sought refuge in U.S. Treasury securities and the U.S. dollar. In September, the greenback appreciated sharply

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against most emerging market currencies. This pressured emerging market government bonds denominated in local currencies, which posted a loss for the third quarter in U.S. dollar terms.

•

Investor risk appetite improved in October 2011, as signs of strength in the U.S. economy quieted fears that it might lapse into a double-dip recession. European leaders also appeared to make progress on containing that region’s sovereign-debt crisis. Consequently, emerging market currencies regained some of the ground lost against the U.S. dollar, and emerging market government bonds denominated in local currencies also appreciated in value, finishing the entire period with a 0.36% return, as measured by the GBI-EM Global Diversified Index.

Which investment strategies had a major impact on the Fund’s performance?

Several factors involving currency exposures, timing of investments, taxes, and country selection significantly affected the Fund’s performance.

•

Positions in currencies of Latin American countries, particularly Brazil, helped the Fund’s performance as they generally held up better during the period than currencies in other regions. But the positive impact from the Latin American currencies was more than offset by positions in currencies of European emerging market nations, which weakened due to the close proximity and exposure of those nations to the euro zone sovereign-debt crisis.

•	The Fund benefited from having a smaller exposure than the GBI-EM Global Diversified Index to the Hungarian forint, one of the worst performing currencies of the period.

•	The Fund sometimes utilized forward currency contracts to manage its currency exposures. The use of forward currency contracts had a net negative impact on the Fund’s return for the period.

•

The Fund prudently invested, early in the period, seed capital allocated to it on March 30, 2011. It was initially under-invested versus its peers and the GBI-EM Global Diversified Index. Consequently, the Fund lagged the GBI-EM Global Diversified Index as emerging market debt performed well during the second quarter of 2011.

•

A major drag on the Fund’s performance was caused by taxes related to its local market investments in Brazil, which were a significant overweight exposure that comprised almost 15% of the Fund’s assets. Even though building this position led to a large tax imposition, Prudential Fixed Income

Prudential Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview (continued)

favored local currency-denominated Brazilian government bonds as they offered very attractive tax-adjusted yields over a medium term perspective.

•

Non-benchmark positions in Argentina, Venezuela, and Ukraine denominated in hard currencies such as the U.S. dollar detracted from the Fund’s performance versus the GBI-EM Global Diversified Index. They performed poorly during the third quarter period of heightened risk aversion. Nevertheless, they continue to represent key positions in the Fund, as Argentina, Venezuela, and Ukraine are among the highest-yielding countries in the universe of hard currency-denominated emerging market bonds.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Emerging Markets Debt Local Currency Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$939.60	1.30%	$6.36
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61

Class C	Actual	$1,000.00	$943.60	2.05%	$10.04
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Q	Actual	$1,000.00	$938.90	1.05%	$5.13
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.35

Class Z	Actual	$1,000.00	$938.90	1.05%	$5.13
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2011

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

LONG-TERM INVESTMENTS 90.8%
FOREIGN BONDS

Argentina 0.8%
Argentina Bonos, Sr. Unsec’d. Notes(a)	B3	0.439%	08/03/12		$2,000	$241,200

Brazil 14.7%
Banco Votorantim Ltd., Sr. Unsec’d. Notes, MTN, RegS	Baa1	10.625	04/10/14	BRL	415	246,556
Brasil Telecom SA, Sr. Unsec’d. Notes, 144A	Baa2	9.750	09/15/16	BRL	300	171,244
Brazil Notas Do Tesouro Nacional, Notes, Ser. NTN-B	Baa2	6.000	08/15/14	BRL	52	64,971
Ser. NTN-B	Baa2	6.000	05/15/15	BRL	185	231,170
Ser. NTN-F	Baa2	10.000	01/01/12	BRL	1,180	685,438
Ser. NTN-F	Baa2	10.000	01/01/13	BRL	2,500	1,448,977
Ser. NTN-F	Baa2	10.000	01/01/14	BRL	750	429,958
Ser. NTN-F	NR	10.000	01/01/15	BRL	775	438,312
Ser. NTN-F	Baa2	10.000	01/01/17	BRL	800	440,763
Ser. NTN-F	Baa2	10.000	01/01/21	BRL	350	186,735

						4,344,124

Colombia 4.1%
Colombia Government International Bond, Sr. Unsec’d. Notes	Baa3	7.750	04/14/21	COP	947,000	595,676
Sr. Unsec’d. Notes	Baa3	12.000	10/22/15	COP	700,000	475,344
Republic of Colombia, Sr. Unsec’d. Notes	Baa3	9.850	06/28/27	COP	180,000	135,890

						1,206,910

Hungary 4.5%
Hungary Government Bond, Bonds, Ser. 15/A	Baa3	8.000	02/12/15	HUF	42,850	198,052
Ser. 16/C	Baa3	5.500	02/12/16	HUF	95,490	403,538
Ser. 17/B	Baa3	6.750	02/24/17	HUF	108,610	476,161
Ser. 19/A	Baa3	6.500	06/24/19	HUF	58,990	250,012

						1,327,763

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	11

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Indonesia 8.3%
Indonesia Treasury Bond, Sr. Unsec’d. Notes, Ser. FR36	Ba1	11.500%	09/15/19	IDR	3,500,000	$525,658
Ser. FR51	Ba1	11.250	05/15/14	IDR	450,000	58,021
Ser. FR53	Ba1	8.250	07/15/21	IDR	4,300,000	554,035
Ser. FR54	Ba1	9.500	07/15/31	IDR	4,000,000	562,265
Ser. FR55	Ba1	7.375	09/15/16	IDR	3,000,000	363,348
Ser. FR58	NR	8.250	06/15/32	IDR	3,000,000	382,374

						2,445,701

Malaysia 4.1%
Malaysia Government Bond, Bonds, Ser. 0111	A3	4.160	07/15/21	MYR	1,935	651,833
Ser. 0311	NR	4.392	04/15/26	MYR	965	328,590
Ser. 0411	NR	4.232	06/30/31	MYR	700	234,046

						1,214,469

Mexico 9.0%
Mexican Bonos, Bonds, Ser. M	Baa1	6.000	06/18/15	MXN	1,400	109,112
Ser. M	Baa1	6.500	06/10/21	MXN	3,500	268,429
Ser. M 10	Baa1	7.250	12/15/16	MXN	775	63,764
Ser. M 10	Baa1	8.000	12/17/15	MXN	600	50,037
Ser. M 20	Baa1	8.500	05/31/29	MXN	1,400	120,019
Ser. M 30	Baa1	8.500	11/18/38	MXN	9,300	778,128
Petroleos Mexicanos, Gtd. Notes	Baa1	9.100	01/27/20	MXN	9,650	821,847
Notes	NR	5.230	05/12/14	MXN	6,000	453,590

						2,664,926

Peru 4.1%
Peruvian Government International Bond, Sr. Unsec’d. Notes, 144A	Baa3	7.840	08/12/20	PEN	650	275,220
Sr. Unsec’d. Notes, 144A	Baa3	9.910	05/05/15	PEN	600	260,810
Sr. Unsec’d. Notes, RegS	Baa3	6.950	08/12/31	PEN	95	37,445
Sr. Unsec’d. Notes, RegS	Baa3	7.840	08/12/20	PEN	560	237,112

See Notes to Financial Statements.

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Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Peru (cont’d.)
Sr. Unsec’d. Notes, RegS	Baa3	8.200%	08/12/26	PEN	880	$390,941

						1,201,528

Philippines 0.4%
Philippine Government International Bond, Sr. Unsec’d. Notes	Ba2	4.950	01/15/21	PHP	5,000	112,877

Poland 7.5%
Poland Government Bond, Bonds, Ser. 0415	A2	5.500	04/25/15	PLN	3,195	1,024,933
Ser. 1019	A2	5.500	10/25/19	PLN	3,565	1,118,165
Ser. 1020	A2	5.250	10/25/20	PLN	240	73,331

						2,216,429

Russia 7.8%
Home Credit & Finance Bank Ooo Via Eurasia Capital SA Sr. Sec’d. Notes	Ba3	7.000	03/18/14		$250	248,750
Rushydro JSC Via Rushydro Finance Ltd., Sec’d. Notes, Ser. E, MTN	Ba1	7.875	10/28/15	RUB	10,000	319,717
Russian Agricultural Bank OJSC Via RSHB Capital SA, Notes, MTN	Baa1	8.700	03/17/16	RUB	6,000	196,745
Sec’d. Notes	Baa1	7.500	03/25/13	RUB	10,100	332,901
Russian Foreign Bond -Eurobond, Sr. Unsec’d. Notes, RegS,	Baa1	7.850	03/10/18	RUB	20,000	679,482
Sr. Unsec’d. Notes, 144A	Baa1	7.850	03/10/18	RUB	10,000	339,741
Vimpelcom Holdings BV, Gtd. Notes, 144A(a)	Ba3	4.365	06/29/14		$200	196,246

						2,313,582

South Africa 11.2%
Eskom Holdings Ltd., Notes, MTN	NR	10.000	01/25/23	ZAR	7,500	1,054,384

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	13

Portfolio of Investments

as of October 31, 2011 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

South Africa (cont’d.)
South Africa Government Bond, Bonds, Ser. R186	A3	10.500%	12/21/26	ZAR	6,310	$946,401
Ser. R204	A3	8.000	12/21/18	ZAR	2,775	356,968
Ser. R208	A3	6.750	03/31/21	ZAR	1,010	118,232
Ser. R209	A3	6.250	03/31/36	ZAR	565	53,335
Sr. Sec’d. Notes, Ser. R207	A3	7.250	01/15/20	ZAR	6,390	771,625

						3,300,945

Thailand 4.3%
Thailand Government Bond, Sr. Unsec’d. Notes	Baa1	3.625	06/16/23	THB	4,177	136,346
Sr. Unsec’d. Notes	Baa1	3.850	12/12/25	THB	4,000	132,588
Sr. Unsec’d. Notes	Baa1	3.875	06/13/19	THB	15,000	509,434
Sr. Unsec’d. Notes	Baa1	4.125	11/18/16	THB	6,500	220,492
Sr. Unsec’d. Notes	Baa1	5.250	05/12/14	THB	2,000	68,108
Sr. Unsec’d. Notes	Baa1	5.670	03/13/28	THB	5,000	200,713

						1,267,681

Turkey 4.2%
Turkey Government Bond, Bonds	NR	8.000	10/09/13	TRY	380	210,156
Bonds	NR	10.500	01/15/20	TRY	1,500	896,149
Bonds	NR	11.000	08/06/14	TRY	225	131,814

						1,238,119

Ukraine 1.6%
NAK Naftogaz Ukraine, Gtd. Notes	NR	9.500	09/30/14		$230	227,700
Ukraine Government International Bond, Sr. Unsec’d. Notes, 144A	B2	6.250	06/17/16		275	260,562

						488,262

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

United Arab Emirates 0.9%
Emirate of Dubai Government International Bonds, Sr. Notes, Ser. E, MTN	NR	6.700%	10/05/15	$250	$260,000

Venezuela 3.3%
Petroleos de Venezuela SA, Gtd. Notes, Regs	B+(b)	8.500	11/02/17	140	101,500
Sr. Unsec’d. Notes	NR	8.000	11/17/13	40	36,800
Sr. Unsec’d. Notes, Ser. 2014	NR	4.900	10/28/14	1,100	836,000

					974,300

Total long-term investments (cost $28,001,695)					26,818,816

				Shares
SHORT-TERM INVESTMENT 4.4%

Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,298,612)(c)				1,298,612	1,298,612

Total Investments 95.2% (cost $29,300,307; Note 5)					28,117,428
Other assets in excess of liabilities(d) 4.8%					1,433,059

Net Assets 100.0%					$29,550,487

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	15

Portfolio of Investments

as of October 31, 2011 continued

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MTN—Medium Term Note

MXN—Mexican Peso

MYR—Malaysian Ringgit

NR—Not Rated by Moody’s or Standard & Poor’s

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Rouble

SGD—Singapore Dollar

THB—Thailand Baht

TRY—Turkish Lira

ZAR—South African Rand

†	The ratings reflected are as of October 31, 2011. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2011.
(b)	Standard & Poor’s Rating.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2011:

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Brazilian Real
expiring 01/19/12	Citibank NA	BRL	62,685	$35,000	$35,847	$847
expiring 01/19/12	Citibank NA	BRL	62,668	35,000	35,837	837
expiring 01/19/12	Citibank NA	BRL	59,990	35,000	34,306	(694)
expiring 01/19/12	Morgan Stanley & Co., Inc.	BRL	132,247	73,700	75,627	1,927

See Notes to Financial Statements.

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Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Chilean Peso
expiring 11/17/11	Citibank NA	CLP	37,301,880	$73,400	$75,985	$2,585
expiring 12/02/11	Citibank NA	CLP	203,948,425	438,552	414,722	(23,830)
expiring 12/02/11	Citibank NA	CLP	51,739,800	97,000	105,211	8,211
expiring 12/02/11	Citibank NA	CLP	51,585,885	98,100	104,898	6,798
expiring 12/02/11	Citibank NA	CLP	17,209,500	35,000	34,995	(5)
expiring 12/02/11	Citibank NA	CLP	17,185,000	35,000	34,945	(55)
expiring 12/02/11	Citibank NA	CLP	11,911,900	22,100	24,222	2,122
expiring 12/02/11	Goldman Sachs Group LP	CLP	27,871,250	55,000	56,675	1,675
Colombian Peso
expiring 11/01/11	Morgan Stanley & Co., Inc.	COP	226,365,100	127,100	121,310	(5,790)
expiring 11/01/11	UBS AG	COP	123,822,050	69,700	66,357	(3,343)
expiring 12/06/11	Citibank NA	COP	229,116,000	125,200	122,732	(2,468)
expiring 12/06/11	Citibank NA	COP	222,410,000	115,000	119,140	4,140
expiring 12/06/11	Citibank NA	COP	219,587,085	112,100	117,628	5,528
expiring 12/06/11	Citibank NA	COP	163,718,000	87,200	87,700	500
expiring 12/06/11	Citibank NA	COP	90,728,300	50,500	48,601	(1,899)
expiring 12/06/11	Morgan Stanley & Co., Inc.	COP	114,871,000	62,600	61,534	(1,066)
expiring 12/06/11	UBS AG	COP	350,187,150	186,816	187,587	771
Euro
expiring 11/21/11	Citibank NA	EUR	90,000	127,399	124,508	(2,891)
Hungarian Forint
expiring 11/21/11	Citibank NA	HUF	44,002,545	205,040	199,096	(5,944)
expiring 11/21/11	Citibank NA	HUF	31,735,889	147,396	143,594	(3,802)
expiring 11/21/11	UBS AG	HUF	76,679,230	346,026	346,946	920
Indian Rupee
expiring 12/23/11	Citibank NA	INR	14,265,664	310,596	290,230	(20,366)
expiring 12/23/11	Citibank NA	INR	6,134,375	125,000	124,802	(198)
expiring 12/23/11	Citibank NA	INR	4,245,750	85,000	86,378	1,378
expiring 12/23/11	Citibank NA	INR	3,427,900	70,000	69,739	(261)
expiring 12/23/11	Citibank NA	INR	2,963,853	65,900	60,299	(5,601)
expiring 12/23/11	Citibank NA	INR	1,368,000	30,000	27,831	(2,169)
expiring 12/23/11	Goldman Sachs Group LP	INR	2,465,100	55,000	50,152	(4,848)
expiring 12/23/11	Morgan Stanley & Co., Inc.	INR	3,159,100	70,000	64,271	(5,729)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	17

Portfolio of Investments

as of October 31, 2011 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah
expiring 01/19/12	Citibank NA	IDR	2,369,317,045	$262,674	$265,330	$2,656
expiring 01/20/12	Citibank NA	IDR	5,124,141,000	575,100	573,776	(1,324)
Malaysian Ringgit
expiring 11/14/11	Citibank NA	MYR	922,588	287,500	300,466	12,966
expiring 11/14/11	Morgan Stanley & Co., Inc.	MYR	203,339	65,657	66,223	566
expiring 12/23/11	Citibank NA	MYR	5,923,275	1,840,555	1,925,279	84,724
Mexican Peso
expiring 11/17/11	Citibank NA	MXN	6,720,500	498,587	503,433	4,846
expiring 11/17/11	Citibank NA	MXN	1,078,776	80,000	80,811	811
expiring 11/17/11	Citibank NA	MXN	936,355	68,774	70,142	1,368
expiring 11/17/11	Citibank NA	MXN	924,850	70,000	69,281	(719)
expiring 11/17/11	Citibank NA	MXN	675,283	50,000	50,585	585
Peruvian Nuevo Sol
expiring 01/13/12	Citibank NA	PEN	154,344	55,400	56,667	1,267
Philippine Peso
expiring 11/22/11	Citibank NA	PHP	5,355,872	121,600	125,450	3,850
expiring 11/22/11	Citibank NA	PHP	5,034,263	119,338	117,917	(1,421)
expiring 11/22/11	Citibank NA	PHP	1,395,933	31,929	32,697	768
Polish Zloty
expiring 11/21/11	Citibank NA	PLN	730,750	229,152	229,178	26
expiring 11/21/11	Citibank NA	PLN	293,456	90,658	92,034	1,376
expiring 11/21/11	Citibank NA	PLN	218,618	69,361	68,563	(798)
expiring 11/21/11	Citibank NA	PLN	199,500	63,078	62,567	(511)
expiring 11/21/11	Citibank NA	PLN	166,471	55,000	52,209	(2,791)
expiring 04/16/12	Morgan Stanley & Co., Inc.	PLN	1,508,455	533,400	466,837	(66,563)
Russian Rouble
expiring 11/08/11	Morgan Stanley & Co., Inc.	RUB	8,666,050	311,695	285,280	(26,415)
expiring 12/21/11	Citibank NA	RUB	11,036,436	342,417	360,499	18,082
expiring 02/06/12	Morgan Stanley & Co., Inc.	RUB	6,218,736	187,100	201,801	14,701
expiring 02/06/12	Morgan Stanley & Co., Inc.	RUB	3,913,200	120,000	126,985	6,985
expiring 02/06/12	Morgan Stanley & Co., Inc.	RUB	3,795,600	120,000	123,169	3,169

See Notes to Financial Statements.

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Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Singapore Dollar
expiring 11/18/11	Morgan Stanley & Co., Inc.	SGD	150,240	$120,000	$119,732	$(268)
expiring 11/18/11	UBS AG	SGD	218,182	172,394	173,877	1,483
South African Rand
expiring 11/28/11	Citibank NA	ZAR	7,171,477	926,326	899,954	(26,372)
expiring 11/28/11	Citibank NA	ZAR	2,237,031	288,938	280,727	(8,211)
expiring 11/29/11	Barclays Capital, Inc.	ZAR	594,113	75,000	74,544	(456)
expiring 11/29/11	Citibank NA	ZAR	955,632	120,000	119,905	(95)
expiring 11/29/11	Citibank NA	ZAR	505,639	65,000	63,444	(1,556)
South Korean Won
expiring 11/30/11	Citibank NA	KRW	151,557,188	139,942	136,452	(3,490)
Thai Baht
expiring 11/30/11	Citibank NA	THB	40,486,463	1,342,389	1,313,216	(29,173)
expiring 11/30/11	Citibank NA	THB	6,681,920	212,800	216,734	3,934
expiring 11/30/11	Citibank NA	THB	2,703,801	87,800	87,700	(100)
expiring 11/30/11	Morgan Stanley & Co., Inc.	THB	4,375,000	139,661	141,907	2,246
Turkish Lira
expiring 11/28/11	Citibank NA	TRY	411,282	233,882	231,119	(2,763)
expiring 11/28/11	Citibank NA	TRY	61,727	35,000	34,688	(312)
expiring 11/28/11	UBS	TRY	2,802,741	1,560,317	1,574,998	14,681

				$15,374,849	$15,329,881	$(44,968)

Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Brazilian Real
expiring 01/19/12	Citibank NA	BRL	1,476,873	$809,245	$844,563	$(35,318)
expiring 01/19/12	Citibank NA	BRL	343,900	200,000	196,662	3,338
expiring 01/19/12	Citibank NA	BRL	188,133	104,200	107,586	(3,386)
expiring 01/19/12	Citibank NA	BRL	90,525	50,000	51,768	(1,768)
expiring 01/19/12	Citibank NA	BRL	76,998	45,400	44,032	1,368
Chilean Peso
expiring 12/02/11	Citibank NA	CLP	68,131,570	131,300	138,543	(7,243)
expiring 12/02/11	Citibank NA	CLP	57,103,360	121,600	116,118	5,482
expiring 12/02/11	Citibank NA	CLP	37,387,360	72,400	76,026	(3,626)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	19

Portfolio of Investments

as of October 31, 2011 continued

Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
expiring 12/02/11	Citibank NA	CLP	31,562,040	$65,400	$64,180	$1,220
expiring 12/02/11	Citibank NA	CLP	27,871,280	54,800	56,675	(1,875)
expiring 12/02/11	Citibank NA	CLP	5,170,000	10,000	10,513	(513)
expiring 12/02/11	Goldman Sachs Group LP	CLP	70,905,000	150,000	144,183	5,817
expiring 12/02/11	Morgan Stanley & Co., Inc.	CLP	12,956,250	25,000	26,346	(1,346)
Colombian Peso
expiring 11/01/11	UBS AG	COP	350,187,150	186,866	187,667	(801)
expiring 12/06/11	Citibank NA	COP	259,835,650	141,100	139,188	1,912
expiring 12/06/11	Citibank NA	COP	181,788,750	102,318	97,380	4,938
expiring 12/06/11	Citibank NA	COP	181,004,550	100,600	96,960	3,640
expiring 12/06/11	Citibank NA	COP	141,030,160	77,900	75,546	2,354
expiring 12/06/11	Citibank NA	COP	87,579,600	47,200	46,914	286
Euro
expiring 11/21/11	Citibank NA	EUR	106,100	147,396	146,781	615
expiring 11/21/11	Citibank NA	EUR	50,000	69,361	69,171	190
expiring 11/22/11	Citibank NA	EUR	240,100	332,988	332,156	832
expiring 11/22/11	Citibank NA	EUR	40,000	55,094	55,336	(242)
expiring 11/22/11	Citibank NA	EUR	40,000	55,462	55,336	126
expiring 11/22/11	Citibank NA	EUR	40,000	55,190	55,336	(146)
expiring 11/22/11	Citibank NA	EUR	40,000	55,349	55,336	13
expiring 11/22/11	Citibank NA	EUR	40,000	55,348	55,336	12
expiring 11/22/11	Citibank NA	EUR	35,000	49,319	48,419	900
Hungarian Forint
expiring 11/21/11	Citibank NA	HUF	49,917,575	231,438	225,859	5,579
expiring 11/21/11	Citibank NA	HUF	27,404,208	127,399	123,994	3,405
Indian Rupee
expiring 12/23/11	Citibank NA	INR	6,629,280	140,000	134,870	5,130
expiring 12/23/11	Morgan Stanley & Co., Inc.	INR	14,004,000	300,000	284,906	15,094
Indonesian Rupiah
expiring 01/19/12	Morgan Stanley & Co., Inc.	IDR	3,641,274,000	405,600	407,772	(2,172)
Malaysian Ringgit
expiring 12/23/11	Citibank NA	MYR	398,567	123,300	129,549	(6,249)
Mexican Peso
expiring 11/17/11	Citibank NA	MXN	809,788	60,000	60,661	(661)
expiring 11/17/11	Morgan Stanley & Co., Inc.	MXN	1,089,973	80,000	81,650	(1,650)

See Notes to Financial Statements.

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Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Peruvian Nuevo Sol
expiring 01/13/12	Citibank NA	PEN	1,860,115	$665,611	$682,936	$(17,325)
Philippine Peso
expiring 11/22/11	Citibank NA	PHP	5,141,133	121,900	120,420	1,480
expiring 11/22/11	Goldman Sachs Group LP	PHP	5,888,700	135,000	137,930	(2,930)
Polish Zloty
expiring 11/21/11	Citibank NA	PLN	515,653	162,519	161,719	800
Russian Rouble
expiring 12/21/11	Citibank NA	RUB	4,646,908	145,800	151,789	(5,989)
expiring 12/21/11	Citibank NA	RUB	3,743,561	118,700	122,281	(3,581)
expiring 12/21/11	Morgan Stanley & Co., Inc.	RUB	5,417,528	184,521	176,960	7,561
Singapore Dollar
expiring 11/18/11	Barclays Capital, Inc.	SGD	218,182	171,136	173,877	(2,741)
South African Rand
expiring 11/28/11	UBS AG	ZAR	11,580,334	1,460,950	1,453,225	7,725
expiring 11/29/11	UBS AG	ZAR	566,948	70,349	71,136	(787)
South Korean Won
expiring 11/30/11	Citibank NA	KRW	79,914,000	70,100	71,949	(1,849)
expiring 11/30/11	Morgan Stanley & Co., Inc.	KRW	72,404,340	65,400	65,188	212
Thai Baht
expiring 11/30/11	Citibank NA	THB	5,652,304	185,200	183,338	1,862
expiring 11/30/11	Citibank NA	THB	4,295,993	138,500	139,345	(845)
expiring 11/30/11	Citibank NA	THB	2,191,371	69,800	71,079	(1,279)
expiring 11/30/11	Citibank NA	THB	1,315,440	42,000	42,668	(668)

				$8,646,059	$8,669,158	(23,099)

						$(68,067)

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	21

Portfolio of Investments

as of October 31, 2011 continued

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds:
Argentina	$—	$241,200	$—
Brazil	—	4,344,124	—
Colombia	—	1,206,910	—
Hungary	—	1,327,763	—
Indonesia	—	2,445,701	—
Malaysia	—	1,214,469	—
Mexico	—	1,389,489	1,275,437
Peru	—	1,201,528	—
Philippines	—	112,877	—
Poland	—	2,216,429	—
Russia	—	2,313,582	—
South Africa	—	3,300,945	—
Thailand	—	1,267,681	—
Turkey	—	1,238,119	—
Ukraine	—	488,262	—
United Arab Emirates	—	260,000	—
Venezuela	—	974,300	—
Affiliated Money Market Mutual Fund	1,298,612	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	(68,067)	—

Total	$1,298,612	$25,475,312	$1,275,437

See Notes to Financial Statements.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Bonds
Balance as of 03/30/11**	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)***	(110,710)
Purchases	1,386,147
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 10/31/11	$1,275,437

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Commencement of operations.
***	Of which, $(110,710) was included in Net Assets relating to securities held at the reporting period end.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2011 was as follows:

Foreign Government Obligations	70.4%
Foreign Agencies	13.8
Foreign Corporations	6.6
Affiliated Money Market Mutual Fund	4.4

95.2
Other assets in excess of liabilities	4.8

Net Assets	100.0%

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	23

Portfolio of Investments

as of October 31, 2011 continued

Fair values of derivative instruments as of October 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$301,220	Unrealized depreciation on forward foreign currency contracts	$369,287

The effects of derivative instruments on the Statement of Operations for the period March 30, 2011* through October 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts
Foreign exchange contracts	$(32,836)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts
Foreign exchange contracts	$(68,067)

*	Commencement of operations.

As of October 31, 2011, the Series’ volume of derivative activities is as follows:

Forward Currency Contracts - Purchased (Value at Settlement Date Payable)	Forward Currency Contracts - Sold (Value at Settlement Date Receivable)
$11,966,685	$4,926,983

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2011	ANNUAL REPORT

Prudential Emerging Markets Debt Local Currency Fund

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value:
Unaffiliated investments (cost $28,001,695)	$26,818,816
Affiliated investments (cost $1,298,612)	1,298,612
Foreign currency, at value (cost $118,533)	124,682
Receivable for Series shares sold	657,860
Dividends and interest receivable	544,423
Receivable for investments sold	510,435
Unrealized appreciation on forward foreign currency contracts	301,220
Foreign tax reclaim receivable	15,681
Prepaid expenses	1,114

Total assets	30,272,843

Liabilities
Unrealized depreciation on forward foreign currency contracts	369,287
Accrued expenses	114,139
Dividends payable	118,630
Payable to custodian	69,191
Capital gains tax liability	47,046
Management fee payable	2,035
Distribution fee payable	1,039
Payable for Series shares reacquired	665
Affiliated transfer agent fee payable	324

Total liabilities	722,356

Net Assets	$29,550,487

Net assets were comprised of:
Common stock, at par	$31,527
Paid-in capital in excess of par	30,885,322

30,916,849
Distributions in excess of net investment income	(36,278)
Accumulated net realized loss on investment and foreign currency transactions	(17,758)
Net unrealized depreciation on investments and foreign currencies (net of capital gains tax)	(1,312,326)

Net assets, October 31, 2011	$29,550,487

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($2,620,029 ÷ 279,775 shares of common stock issued and outstanding) Maximum sales charge (4.50% of offering price)	$9.36 0.44

Maximum offering price to public	$9.80

Class C
Net asset value, offering price and redemption price per share ($397,552 ÷ 42,230 shares of common stock issued and outstanding)	$9.41

Class Q
Net asset value, offering price and redemption price per share ($969 ÷ 103.4 shares of common stock issued and outstanding)	$9.37

Class Z
Net asset value, offering price and redemption price per share ($26,531,937 ÷ 2,830,599 shares of common stock issued and outstanding)	$9.37

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	27

Statement of Operations

For the Period March 30, 2011* through October 31, 2011

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $51,868)	$982,766
Affiliated dividend income	3,062

Total income	985,828

Expenses
Management fee	130,390
Distribution fee—Class A	2,417
Distribution fee—Class C	1,248
Custodian’s fees and expenses	88,000
Registration fees	68,000
Audit fee	60,000
Reports to shareholders	40,000
Legal fees and expenses	35,000
Directors’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $658) (Note 3)	2,000
Miscellaneous	8,841

Total expenses	441,896
Expense reimbursement (Note 2)	(266,398)

Net expenses	175,498

Net investment income	810,330

Realized And Unrealized Loss On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(244,692)
Foreign currency transactions	(293,169)

(537,861)

Net change in unrealized depreciation on:
Investments (net of capital gains tax)	(1,229,925)
Foreign currencies	(82,401)

(1,312,326)

Net loss on investment and foreign currency transactions	(1,850,187)

Net Decrease In Net Assets Resulting From Operations	$(1,039,857)

*	Commencement of operations.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

March 30, 2011* through October 31, 2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$810,330
Net realized loss on investment and foreign currency transactions	(537,861)
Net change in unrealized depreciation on investments and foreign currencies	(1,312,326)

Net decrease in net assets resulting from operations	(1,039,857)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	19,533
Class C	2,172
Class Q	12
Class Z	314,913

336,630

Tax return of capital
Class A	33,363
Class C	3,710
Class Q	21
Class Z	537,863

574,957

Series share transactions (Note 6)
Net proceeds from shares sold	32,459,449
Net asset value of shares issued in reinvestment of dividends and tax return of capital	894,161
Cost of shares reacquired	(1,851,679)

Net increase in net assets from Series share transactions	31,501,931

Total increase	29,550,487

Net Assets:
Beginning of period	—

End of period	$29,550,487

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	29

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of three series: Prudential International Equity Fund, Prudential International Value Fund and Prudential Emerging Markets Debt Local Currency Fund (the “Series”). These financial statements relate to the Prudential Emerging Markets Debt Local Currency Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 30, 2011. The investment objective of the Series is to seek total return, through a combination of current income and capital appreciation. The Series is non-diversified.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Security Valuation: In valuing the Series’ assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such a day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sales price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s

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financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term debt securities of sufficient credit quality which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid.

Prudential Emerging Markets Debt Local Currency Fund	31

Notes to Financial Statements

continued

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Series to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

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calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is each series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of

Prudential Emerging Markets Debt Local Currency Fund	33

Notes to Financial Statements

continued

compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .80% of the average daily net assets of the Series.

PI has contractually agreed through February 28, 2013 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.05% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2013, to limit such expenses to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $23,170 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the period ended October 31, 2011, it received $573 contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a Series of the Prudential Investment Portfolios 2 registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended October 31, 2011 aggregated $40,747,582 and $13,229,445, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2011, the adjustments were to decrease distributions in excess of net income by $509,978, decrease accumulated net realized loss on investment and foreign currency transactions by $520,103 and decrease paid-in capital in excess of par by $10,125, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other book to tax adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $336,630 of ordinary income and $574,957 of tax return of capital.

Prudential Emerging Markets Debt Local Currency Fund	35

Notes to Financial Statements

continued

As of October 31, 2011, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$29,444,899	$324,696	$(1,652,167)	$(1,327,471)	$(32,224)	$(1,359,695)

The difference between book basis and tax basis were primarily attributable to the difference in treatment of amortizations of premiums. The other cost basis adjustments were primarily attributable to appreciation (depreciation) of foreign currencies, forward currency transactions and other cost tax adjustment.

Management has analyzed the Series’ tax positions and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed within the first 12 months after purchase. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Series. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

As of October 31, 2011, Prudential Financial, Inc. through its affiliates owned 103 Class A shares, 103 Class C shares, 103 Class Q shares and 2,584,437 Class Z shares of the Series.

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There are 275 million shares of common stock at $0.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 75 million, 75 million, 50 million and 75 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period ended October 31, 2011*:
Shares sold	415,348	$4,173,929
Shares issued in reinvestment of dividends and tax return of capital	4,853	46,027
Shares reacquired	(140,426)	(1,355,681)

Net increase (decrease) in shares outstanding	279,775	$2,864,275

Class C
Period ended October 31, 2011*:
Shares sold	50,542	$505,520
Shares issued in reinvestment of dividends and tax return of capital	571	5,479
Shares reacquired	(8,883)	(82,126)

Net increase (decrease) in shares outstanding	42,230	$428,873

Class Q
Period ended October 31, 2011*:
Shares sold	100.0	$1,000
Shares issued in reinvestment of dividends and tax return of capital	3.4	33
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	103.4	$1,033

Class Z
Period ended October 31, 2011*:
Shares sold	2,790,861	$27,779,000
Shares issued in reinvestment of dividends and tax return of capital	85,813	842,622
Shares reacquired	(46,075)	(413,872)

Net increase (decrease) in shares outstanding	2,830,599	$28,207,750

*	Commenced of operations on March 30, 2011.

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Interest on any borrowings under these SCA’s is paid at contracted market rates. The

Prudential Emerging Markets Debt Local Currency Fund	37

Notes to Financial Statements

continued

commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed on substantially similar terms with an increase in the amount of commitment to $900 million.

The Series did not utilize the line of credit during the period ended October 31, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.32
Net realized and unrealized loss on investment and foreign currency transactions	(.62)
Total from investment operations	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.13)
Tax return of capital	(.21)
Total dividends and distributions	(.34)
Net asset value, end of period	$9.36
Total Return(b):	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,620
Average net assets (000)	$1,634
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees(e)	1.30% (f)
Expenses, excluding distribution and service (12b-1) fees	1.05% (f)
Net investment income	4.85% (f)
For Class A, C, Q and Z shares:
Portfolio turnover rate	60% (g)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 2.76%, 2.51% and 3.39%, respectively, for the period ended October 31, 2011.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(f) Annualized

(g) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	39

Financial Highlights

continued

Class C Shares
March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.31
Net realized and unrealized loss on investment and foreign currency transactions	(.57)
Total from investment operations	(.26)
Less Dividends and Distributions:
Dividends from net investment income	(.12)
Tax return of capital	(.21)
Total dividends and distributions	(.33)
Net asset value, end of period	$9.41
Total Return(b):	(2.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$398
Average net assets (000)	$211
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	2.05% (e)
Expenses, excluding distribution and service (12b-1) fees	1.05% (e)
Net investment income	4.09% (e)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 3.52%, 2.52% and 2.62%, respectively, for the period ended October 31, 2011.

(e) Annualized.

See Notes to Financial Statements.

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Class Q Shares
March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.29
Net realized and unrealized loss on investment and foreign currency transactions	(.59)
Total from investment operations	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.12)
Tax return of capital	(.21)
Total dividends and distributions	(.33)
Net asset value, end of period	$9.37
Total Return(b):	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1
Average net assets (000)	$1
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	1.05% (e)
Expenses, excluding distribution and service (12b-1) fees	1.05% (e)
Net investment income	4.98% (e)

(a) Commencement of operations.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 2.67%, 2.67% and 3.36%, respectively, for the period ended October 31, 2011.

(e) Annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	41

Financial Highlights

continued

Class Z Shares
March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.29
Net realized and unrealized loss on investment and foreign currency transactions	(.59)
Total from investment operations	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.12)
Tax return of capital	(.21)
Total dividends and distributions	(.33)
Net asset value, end of period	$9.37
Total Return(b):	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,532
Average net assets (000)	$25,697
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	1.05% (e)
Expenses, excluding distribution and service (12b-1) fees	1.05% (e)
Net investment income	4.99% (e)

(a) Commencement of operations.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 2.72%, 2.72% and 3.32%, respectively, for the period ended October 31, 2011.

(e) Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Emerging Markets Debt Local Currency Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

Prudential Emerging Markets Debt Local Currency Fund	43

Federal Income Tax Information

(Unaudited)

For the fiscal period ended October 31, 2011, the Fund designates the maximum amount allowable but not less than 17.76% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Emerging Markets Debt Local Currency Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

*Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

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(1) The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Emerging Markets Debt Local Currency Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

        Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Emerging Markets Debt Local Currency Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	EMDAX	EMDCX	EMDQX	EMDZX
CUSIP	743969750	743969743	743969735	743969727

MF212E    0215338-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2011 and October 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $118,000 and $57,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)  (1)  Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

 (2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

 (3)  Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	December 20, 2011

By:	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 20, 2011